                                                                    EXHIBIT 10.2

                          AMHURST INDUSTRIAL CENTER I
                              WAUKEGAN, ILLINOIS

                                     LEASE


                                    BETWEEN


                AMLI COMMERCIAL PROPERTIES LIMITED PARTNERSHIP
                        a Delaware limited partnership

                                   Landlord

                                      AND

                         OMNICELL TECHNOLOGIES, INC.,
                           a California corporation,

                                    Tenant

                               Table Of Contents

                                                                                                 Page
 1.  FUNDAMENTAL LEASE TERMS...............................................................         1

 2.  DEFINED TERMS.........................................................................         2

 3.  AGREEMENT TO LEASE....................................................................         5

 4.  RENT..................................................................................         5

 5.  LANDLORD'S SERVICES...................................................................         6

 6.  SECURITY DEPOSIT......................................................................         8

 7.  USE...................................................................................         8

 8.  CONDITION OF PREMISES.................................................................         9

 9.  EARLY POSSESSION......................................................................         9

10.  ASSIGNMENT AND SUBLETTING.............................................................         9

11.  REPAIRS AND ALTERATIONS...............................................................        10

12.  CERTAIN RIGHTS RESERVED BY LANDLORD...................................................        12

13.  COVENANT AGAINST LIENS................................................................        13

14.  WAIVERS AND INDEMNITIES...............................................................        13

15.  DEFAULTS AND LANDLORD'S REMEDIES......................................................        14

16.  SURRENDER OF POSSESSION...............................................................        15

17.  INSURANCE.............................................................................        16

18.  FIRE OR CASUALTY......................................................................        17

19.  CONDEMNATION..........................................................................        18

20.  NOTICES...............................................................................        18

21.  ADDITIONAL COVENANTS OF TENANT........................................................        19

22.  ESTOPPEL CERTIFICATES: MORTGAGE ISSUES................................................        21

23.  MISCELLANEOUS.........................................................................        22

24.  SIGNAGE...............................................................................        25

25.  OPTION TO RENEW TERM..................................................................        25

26.  TRUCK DOCKS...........................................................................        26

27.  TENANT IMPROVEMENTS...................................................................        26

     Exhibit A   -   Plan of the Premises
     Exhibit B   -   Work Letter
     Exhibit C   -   Legal Description of the Land
     Exhibit D   -   Landlord's Insurance
     Exhibit E   -   Trailer Area
     Exhibit F   -   Form of Tenant Estoppel Letter
     Exhibit G   -   Form of Landlord's Estoppel Letter
     Exhibit H   -   Form of Subordination, Non-Disturbance and Attornment Agreement
     Exhibit I   -   Truck Docks

                             AMHURST INDUSTRIAL I


                                     LEASE

     THIS LEASE ("Lease") is entered into as of the day of April, 1999, by and between AMLI COMMERCIAL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Landlord") and OMNICELL TECHNOLOGIES, INC., a California corporation (together with its permitted successors and assigns, "Tenant").

1.   FUNDAMENTAL LEASE TERMS. Certain fundamental lease terms (the "Fundamental
                                                                    -----------
Lease Terms") are set forth below in this Section 1:
-----------

     1.1  Building and Address:          Amhurst Industrial Center 1
          --------------------
                                         3651 Burwood Drive
                                         Waukegan, Illinois 60085

     1.2  Tenant:                        Omnicell Technologies, Inc.
          -------

     1.3  Tenant's Current Address
          ------------------------
          and Facsimile Telephone No.:   1101 E. Meadow Drive
          ---------------------------
                                         Palo Alto, CA 94303
                                         650-843-6266

     1.4  Landlord:                      Amli Commercial Properties Limited
          --------
                                         Partnership

     1.5  Landlord's Address:            222 Spring Lake Drive
          ------------------
                                         Itasca, IL 60143

     1.6  Premises:                      approximately 38,459 square feet of
          --------
                                         space located in the Building
                                         containing approximately 166,466 square
                                         feet, as shown on the plan attached
                                         hereto and made a part hereof as
                                         Exhibit A.
                                         ---------

     1.7  Term:                          eighty-four (84) calendar months
          ----
                                         commencing on the Commencement Date,
                                         provided that if the Commencement Date
                                         is not the first (1st) day of a
                                         calendar month, the Term shall end
                                         eighty-four (84) calendar months after
                                         the last day of the calendar month in
                                         which the Commencement Date occurs.

     1.8  Commencement Date:             July 1, 1999, subject to a delay in
          -----------------
                                         the substantial completion of the
                                         Tenant Improvements to be made in the
                                         Premises, as described in the Work
                                         Letter attached hereto and made a part
                                         hereof as Exhibit B.
                                                   ---------

     1.9  Base Rent:                     1/st/ Lease Year     $253,829.40
          ---------
                                         2/nd/ Lease Year     $261,444.28
                                         3/rd/ Lease Year     $269,287.61
                                         4/th/ Lease Year     $277,366.24
                                         5/th/ Lease Year     $285,687.23

                                       1.

                                         6/th/ Lease Year     $294,257.84
                                         7/th/ Lease Year     $303,085.58

     1.10  Security Deposit:             $21,152.45
           ----------------

     1.11  Tenant's Proportionate Share: 23.10%
           ----------------------------

     1.12  Permitted Use:                general office, warehouse and
           -------------
                                         stockroom purposes, refurbishment of
                                         used equipment and uses generally
                                         related thereto, including, without
                                         limitation, light manufacturing and
                                         painting

     1.13  Broker:                       Paine Wetzel Associates, Inc.
           ------

     1.14  Parking:                      one hundred (100) spaces
           -------

2.   DEFINED TERMS. As used in this Lease, the following terms shall have the
     -------------
respective meanings set forth below in this Section 2.
                                            ---------
     2.1   Affiliate: means any person or entity controlling, controlled by or
           ---------
under common control with Tenant. For purposes hereof, "control" shall mean the ownership of not less than sixty-six and two-thirds percent (66-2/3%) of the economic ownership interests in an entity, along with the power to control the management and policy-making decisions of such entity.

     2.2   Alteration: means any alteration, decoration, improvement or addition
           ----------
to the Premises, or installation of any utility, mechanical, communication or alarm system in the Premises, provided that any such alteration, decoration, improvement, addition or installation shall not constitute an "Alteration" if such item(s): (i) individually, and in the aggregate (assuming there are several items for a particular project), does not cost in excess of $5,000-00, (ii) does not affect the roof or structural components of the Building, (iii) does not affect the HVAC, utility or mechanical systems, or equipment of the Building,
(iv) does not require a building permit to perform, and (v) is not visible from outside the Premises.

     2.3   Association: means the Amhurst Lake Business Park Association, the
           -----------
association of owners of property in the business park in which the Property is located.

     2.4   Calendar Year: means the twelve (12) month period January through
           -------------
December of any year (or portion thereof) falling within the Term.

     2.5   City: means Waukegan.
           ----

     2.6   Events of Bankruptcy: means the occurrence of any one or more of the
           --------------------
following events or circumstances:

          (a) If Tenant shall file in any court a petition in bankruptcy or insolvency or for reorganization within the meaning of the Federal Bankruptcy Code, or for arrangement within the meaning of such Code (or for reorganization or arrangement under any future bankruptcy or reform act for the same or similar relief), or for the appointment of a receiver or trustee for all or a portion of the property of Tenant, or

          (b) If an involuntary petition shall be filed against Tenant and such petition shall not be vacated or withdrawn within thirty (30) days after the date of filing thereof, or

          (c) If Tenant shall make an assignment for the benefit of creditors, or

                                       2.

          (d) If Tenant shall be adjudicated a bankrupt or shall admit in writing an inability to pay its debts as they become due, or

          (e) If a receiver shall be appointed for the property of Tenant by order of a court of competent jurisdiction (except where such receiver shall be appointed in an involuntary proceeding, and be withdrawn within thirty (30) days from the date of his appointment).

     2.7     Events of Force Majeure: means any accident, governmental
             -----------------------
restriction, inability to obtain fuel or materials, strike or lockout (whether legal or illegal), act of God or other event, occurrence or circumstance beyond Landlord's reasonable control.

     2.8     Hazardous Materials: means (i) substances defined as "hazardous
             -------------------
substances", "toxic substances" or "hazardous wastes" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C., Sec. 9061, et. seq.), the Hazardous Materials Transportation Act (49 U.S.C., Sec. 1802), the Resource Conservation and Recovery Act (42 U.S.C., Sec. 6901 et. seq.), the Toxic Substances Control Act of 1976, as amended (15 U.S.C., Sec. 2601, et. seq.) or in any other federal, state or local laws and ordinances now or hereafter in effect governing similar matters, or in any regulations adopted or publications promulgated pursuant thereto (collectively, "Environmental Laws"); (ii) asbestos and asbestos containing materials; and
(iii) petroleum and petroleum based products.

     2.9     Land: means the land on which the Building is located, which Land
             ----
is legally described on Exhibit C attached hereto and made a part hereof.
                        ---------

     2.10    Landlord's Representative: means Michael Murphy.
             -------------------------

     2.11    Laws: means all laws (including, without limitation, Environmental
             ----
Laws); statutes (including, without limitation, the Americans with Disabilities
Act); codes; ordinances; governmental rules, regulations or requirements; judicial decrees or orders; administrative rulings or orders; covenants, conditions or restrictions of record; and governmental permits, licenses, approvals or certificates (including, without limitation, any certificate of occupancy for the Premises or the Building) now or hereafter in effect and applicable to the Premises, the Property or the use, occupancy or operation of the Premises or the Property.

     2.12    Lease Year: means each consecutive twelve (12) month period
             ----------
beginning with the Commencement Date, except that if the Commencement Date is other than the first day of a calendar month, then the first Lease Year shall be the period from the Commencement Date through the date twelve (12) months after the last day of the calendar month in which the Commencement Date occurs, and each subsequent Lease Year shall be the period of twelve (12) months following the last day of the prior Lease Year.

     2.13    Material Alteration: means any Alteration which: (i) affects the
             -------------------
roof or structural components of the Building, (ii) affects any HVAC, utility or mechanical systems or equipment in the Building, (iii) is visible from outside of the Premises, (iv) costs more than $10,000 to complete (including all labor and material costs), or (v) requires a building permit to perform.

     2.14    Mortgagee: means the mortgagee, from time to time, under any
             ---------
mortgage granted by Landlord and now or hereafter encumbering the Property or any portion thereof (including the Premises).

     2.15    Operating Expenses: means for any Calendar Year those costs or
             ------------------
expenses paid or incurred by or on behalf of Landlord for owning, managing, operating, maintaining and repairing the Property and Landlord's personal property used in connection with the Property, including, without limitation:
Taxes; dues and other amounts payable to any owner's association; the cost of fire monitoring, security and security device systems for the Building, if any; snow and ice removal; exterior cleaning, sweeping, planting and landscaping; the cost of maintaining and repairing: (i) sewer, water, mechanical,

                                       3.

electrical, sprinkler and other utility systems and equipment, (ii) parking lots, (iii) heating, ventilating and air conditioning systems and equipment,
(iv) exterior lighting systems and equipment, and (v) the roof and structural components of the Building; utilities, fuel and water if not separately metered; exterior window cleaning; insurance (including, but not limited to, fire, extended coverage, all risk, rent loss, liability, worker's compensation, and any other insurance carried by Landlord and applicable to the Property and not carried by tenants under any provision of their lease); deductibles paid by Landlord under the insurance policies described above; uninsured losses; exterior painting; management fees (not to exceed 3% of gross rentals from the Property for the Calendar Year); supplies; the cost of wages, salaries and benefits of all persons at the level of property manager and below, engaged in the operation, management, maintenance and repair of the Property; legal and accounting expenses; and any other expense or charge which would be considered as an expense of owning, managing, operating, maintaining or repairing the Property. Notwithstanding anything herein to the contrary, Operating Expenses shall not include: costs of tenant alterations to tenant space; marketing costs; costs of capital improvements to the Property, except for the cost of resurfacing the parking areas, driveways and sidewalks on the Property and except as provided below; depreciation charges; real estate brokerage and leasing commissions; the cost of any service sold directly to any tenant (including Tenant) or other occupant for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and escalations payable under the lease with that tenant; expenses in connection with services or other benefits of a type that are not provided to Tenant but which are provided another tenant or occupant of the Property; overhead and profit paid to Landlord or to subsidiaries or affiliates of Landlord for services on or to the Building to the extent that fees paid for said services materially exceed competitive costs of said services offered by other third parties; all interest, loan fees, and other carrying costs related to any mortgage or deed of trust or related to any capital item, and all rental and other payments due under any ground or underlying lease, or any lease for any equipment ordinarily considered to be of a capital nature (except janitorial equipment and the like which is not affixed to the building); expenses for which Landlord has been reimbursed (other than pursuant to rent escalation or tax and operating expense reimbursement provisions in leases), but only to the extent of any said reimbursement; wages, salaries, or other compensation paid to any executive employees above the grade of building manager; any costs, interest or penalty charges incurred by Landlord due to the violation by Landlord of any Law or failure to timely pay obligations of Landlord under this Lease or any other lease in the building resulting from Landlord's gross negligence or willful misconduct, except to the extent any said violation or failure results from Tenant's failure to perform its obligations under this Lease; and the cost of correcting any building code or other violations which were violations prior to the Commencement Date. Notwithstanding the foregoing, the cost of any capital improvements to the Property made after the date of this Lease which are reasonably intended to reduce Operating Expenses or which are required under any Laws which were not applicable to the Property prior to the Commencement Date amortized over the life expectancy of such capital improvements as Landlord shall reasonably determine, together with interest on the unamortized cost of any such improvements (at the prevailing construction loan rate available to Landlord on the date the cost of such improvements was incurred) shall be included in Operating Expenses. The cost of any capital improvements made in connection with resurfacing the parking areas,. driveways and sidewalks on the Property shall also be amortized, with interest, as provided in the immediately preceding sentence, and included in Operating Expenses. In the event the Property is not fully occupied during any Calendar Year, the variable Operating Expenses (e.g. water, Taxes and snow removal) for that year may be adjusted
          ----
by Landlord to reflect the Operating Expenses as though the Property were fully occupied; provided, however, that in no event shall the payments made by all tenants of the Property to Landlord for Operating Expenses exceed the actual Operating Expenses paid or incurred by Landlord in any Calendar Year. Notwithstanding anything to the contrary contained in this Section 2.15,
                                                           ------------
Operating Expenses may include, at Landlord's reasonable discretion an equitable proportion, to be reasonably determined by Landlord, of both (i) snow removal costs, and/or (ii) maintenance, repair and/or replacement costs of the parking areas for both the Property and the building directly north of and immediately adjacent to the Property (the "Adjacent Property"); provided, however, in no event shall Tenant's Proportionate Share of the aggregate cost for (i) snow removal for the Property and the Adjacent Property; or (ii) maintenance, repair and/or replacement costs of the parking areas for both the Property and the Adjacent Property exceed Tenant's Proportionate Share of snow removal costs for the Property or Tenants Share of maintenance, repair and/or replacement costs of the parking area for the Property. Notwithstanding anything to the contrary in this

                                       4.

Section 2.15, to the extent personal property costs, management fees and any
------------
other items are attributable to other properties owned or managed by Landlord, they will be allocated to such properties.

     2.16    Property: means collectively, the Land, the Building and all other
             --------
improvements located on the Land.

     2.17    Rent: means collectively, Base Rent, Additional Rent and all other
             ----
amounts to be paid by Tenant to Landlord under this Lease or under the Work Letter.

     2.18    Taxes: means all real estate taxes and assessments and similar
             -----
governmental charges, special or otherwise, direct or indirect, ordinary or extraordinary (including, without limitation, those levied or assessed by special taxing districts now or hereafter created) levied or assessed upon or with respect to the Property and/or Landlord's leasehold interest in the Property, and ad valorem taxes for Landlord's personal property used in connection therewith. Should any political subdivision or governmental authority having jurisdiction over the Property, impose a tax, assessment, charge or fee which Landlord shall be required to pay, either by way of substitution for such real estate taxes and ad valorem personal property taxes, or in addition to such real estate taxes and ad valorem personal property taxes, or impose an income or franchise tax or a tax on rents which may be in addition to or in substitution for a tax levied against the Property and/or Landlord's personal property used in connection with the Property, such taxes, assessments, fees or charges shall be deemed to constitute Taxes hereunder. "Taxes" shall also include all reasonable fees and costs incurred by Landlord in connection with reducing or limiting the increase in any Taxes, but only to the extent a reduction or limitation is obtained. "Taxes" shall not include inheritance, income, transfer or franchise taxes paid by Landlord, other than as described above. In determining the amount of Taxes for any Calendar Year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment which would have been required to have been paid during such year if Landlord had elected to have such special assessment paid over the maximum period of time permitted by law. Except as provided in the preceding sentence, all references to Taxes "for" a particular year shall be deemed to refer to Taxes levied, assessed or otherwise imposed for such year without regard to when such Taxes are payable.

     2.19    Tenant's Representative: means Patrick DiResta.
             -----------------------

3.   AGREEMENT TO LEASE. Landlord hereby leases to Tenant, and Tenant hereby
     ------------------
accepts and leases from Landlord, the Premises, together with the non-exclusive right to use all common areas outside the Building and on the Property (provided that Tenant shall not interfere with or disturb the conduct of other tenants' business in the Building or their enjoyment of the common areas outside the Building and on the Property), for the Term, subject to the terms and conditions set forth in this Lease.

4.   RENT.
     ----

     4.1     Place and Manner of Payment.  Tenant shall pay Rent to Landlord at
             ---------------------------
the address set forth in Section 1.5 hereof or to such other person or at such
                         -----------
other address as Landlord may designate from time to time, without offsets or deductions of any kind whatsoever, at the times and in the manner set forth in this Lease. Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease.

     4.2     Base Rent.  During the Term, Tenant shall pay annual Base Rent in
             ---------
the respective amounts set forth in Section 1.9 hereof. The Base Rent payable
                                -----------
for each Lease Year shall be paid in twelve (12) equal monthly installments, paid in advance not later than the first (1st) day of each month. If the Commencement' Date is other than the first (1st) day of a month, then the installment of Base Rent for such initial month shall be prorated on a per diem basis for such fractional period and shall be paid on the Commencement Date. If the last day of the Term or Renewal Term is other than the last day of a month, then the installment of Base Rent for such last month of the Term or Renewal Term, as the case may be, shall be prorated on a per diem basis for such fractional period.

                                       5.

     4.3     Additional Rent.  In addition to paying the Base Rent, Tenant shall
             ---------------
pay as "Additional Rent" the amounts determined as set forth below.

             A. Tenant shall pay to Landlord as Rent, in addition to the Base Rent, an amount (the "Operating Expense Amount") equal to Tenant's Proportionate Share of the Operating Expenses for each Calendar Year. Tenant shall pay to Landlord the Operating Expense Amount for each Calendar Year in monthly installments, at the same time and place as Base Rent is to be paid, in an amount reasonably estimated from time to time by Landlord in a written notice to Tenant (the "Estimated Payments"). Landlord will maintain books and records showing Operating Expenses in accordance with a system of accounts and accounting practices consistently maintained on a year-to-year basis. If the Commencement Date is other than the first (1st) day of a month, then the installment of Operating Expense Amount for such initial month shall be prorated on a per diem basis. Landlord shall deliver to Tenant within ninety (90) days after the close of each Calendar Year (including the Calendar Year in which this Lease terminates) a statement showing the amount of the Operating Expenses for such Calendar Year and the Operating Expense Amount. If the Estimated Payments paid by Tenant during any Calendar Year are less than the Operating Expense Amount for such Calendar Year, Tenant shall pay any deficiency to Landlord as shown by such statement within thirty (30) days after receipt of such statement. If the Estimated Payments paid by Tenant during any Calendar Year exceed the Operating Expense Amount due from Tenant for such Calendar Year, such excess shall be credited against payments next due hereunder.
     If no such payments are next due, such excess shall be refunded by Landlord within thirty (30) days of such reduction. Landlord's failure to deliver an annual statement of the Operating Expenses for any Calendar Year shall not constitute a waiver or release of, or relieve Tenant from, its obligations under this Section. If the last day of the Term or Renewal Term is other than the last day of a month, then the installment of Operating Expense Amount for such last month of the Term or Renewal Term, as the case maybe, shall be prorated on a per them basis for such fractional period.

             B. Since Landlord will not be able to determine the Taxes for a Calendar Year until Landlord receives the real estate tax bills for such Calendar Year (which bills are currently received 6 to 9 months after the end of each Calendar Year), Landlord may deliver an annual statement to Tenant for all Operating Expenses other than Taxes, and deliver a subsequent statement to Tenant for Taxes, within ninety (90) days after Landlord receives the real estate tax bills for such Calendar Year. In such case, Landlord and Tenant shall make the payments or provide the credits, at the times and in the manner described in Section 4.3A above,
                                                          ------------
     with respect to the items covered by any such statements delivered by Landlord.

             C. During the 90-day period immediately following Landlord's delivery of any annual statement relating to Operating Expenses, Tenant shall have the right to inspect Landlord's accounting records relating to Operating Expenses at Landlord's or its agent's office, upon reasonable prior notice. Unless Tenant shall take written exception to any item in any such statement within said 90-day period, such statement shall be considered as final and accepted by Tenant. Any payment due to Landlord or credit or payment due to Tenant as shown on any such statement shall be paid or applied in the manner and within the time periods described in
     Section 4.3(A), whether or not written exception is taken thereto, provided
     --------------
     that such payment or application shall be without prejudice to any such written exception. If Tenant makes such timely written exception, a certification as to the proper amount of the Operating Expense Amount shall be made by an independent certified public accountant reasonably acceptable to both parties, which shall be final and conclusive. Tenant shall pay the accountant's fees in connection with such audit and certification, unless it is determined that Landlord's original determination of the Operating Expense Amount was overstated by more than six percent (6%), in which case, Landlord shall pay such reasonable accountant's fees.

             D. Without limiting any other obligations of the parties which survive the expiration of the Term, Landlord and Tenant's obligation to reimburse or pay the Additional Rent, as the case may be shall survive the expiration of the Term.

                                       6.

5.   LANDLORD'S SERVICES. As long as Tenant is not in default under this Lease,
     -------------------
Landlord shall furnish the following services:

          (a) Repairs and maintenance (and if necessary, replacements) of: (i) the air conditioning and heating units providing service to the Premises;
     (ii) the roof and structural components of the Building; (iii) the parking areas, driveways and sidewalks located on the Property; (iv) any landscaping located on the Property; and (v) utility lines, pipes, conduit and other equipment located on the Property and furnishing services to the Premises, other than any such lines, pipes, conduit and equipment located within the Premises (which shall be repaired, maintained and if necessary, replaced by Tenant pursuant to Section 11.1 hereof). Notwithstanding the
                                    ------------
     foregoing, all mechanical systems and sanitary sewer lines servicing the Premises will be repaired and maintained by Landlord and in furtherance thereof, Tenant shall provide Landlord access to the Premises to make such repairs. Notwithstanding anything contained herein to the contrary, if any repairs, maintenance or replacements are necessitated by the willful misconduct or gross negligence of Tenant, its agents, servants or employees, then the cost thereof shall be billed directly to Tenant, and Tenant shall pay Landlord therefor within thirty (30) days after receiving such bill together with reasonable supporting documentation.

          (b) Reasonably adequate domestic water service in common with other tenants. In the event that water is not separately metered for the Premises and Tenant uses a materially greater amount of water than the usual amount used in similar buildings, then Landlord may bill Tenant for the additional cost of such increased use and for the cost of determining such increased use, and Tenant shall pay Landlord therefor within thirty
     (30) days after receiving such bill together with reasonable supporting documentation. If as of the Commencement Date, water service is not separately metered for the Premises, Landlord reserves the right to install separate meters for the Premises at Tenant's sole cost and expense during the Term of this Lease.

          (c) Exterior window washing of all windows in the Premises, weather permitting three (3) times per Calendar Year;

          (d) Replacement of dock levelers, provided that if the replacement is necessitated by the willful misconduct or gross negligence of Tenant, its agents, servants or employees, then the cost thereof shall be billed directly to Tenant, and Tenant shall pay Landlord therefor within thirty
     (30) days after receiving such bill together with reasonable supporting documentation;

          (e) Reasonably adequate sanitary sewer service in common with other tenants. If Landlord reasonably determines that additional sanitary sewer capacity is required or that a separate sanitary sewer line servicing the Premises is or may be prudent based on the nature of the Permitted Use (e.g., excessive amounts or unique nature of discharge from the Premises),
      ----
     Landlord may increase such capacity and/or install a separate sanitary sewer line servicing the Premises, all at Tenant's sole cost (which cost shall include a reasonable administrative fee payable to Landlord in connection therewith). Any such costs shall be paid by Tenant to Landlord within thirty (30) days after being billed therefor together with reasonable supporting documentation. If a separate sanitary sewer line is installed serving the Premises as a result of Tenant's excessive use of the sanitary sewer service, as reasonably determined by Landlord, and such service is not separately metered to the Premises, then Landlord may bill Tenant for the cost of sanitary sewer service furnished to the Premises through such separate line, and Tenant shall pay Landlord therefor within thirty (30) days after receiving such bill.

     Landlord shall arrange with the utility companies providing the Building with electricity, telephone and natural gas service for the supply of such services to the Premises. Such services shall be separately metered to the Premises, and Tenant shall pay for the cost of any meter required in connection therewith. Tenant shall pay the public utility companies and/or municipality directly for any services provided and separately metered to the Premises. Tenant shall bear the cost of maintaining light fixtures and replacing bulbs, tubes, ballasts, etc.

                                       7.

     Landlord shall not be obligated to provide any services other than those expressly set forth above in this Section. Landlord does not warrant that any of the services mentioned above will be free from interruptions caused by repairs, improvements or alterations of their equipment by utility providers, or by war, insurrection, civil commotion, acts of God or governmental action, strikes, lockouts, picketing, whether legal or illegal, accidents, inability of Landlord to obtain fuel or supplies, or any other cause or causes beyond Landlord's reasonable control. Any such interruption of service shall never be deemed an eviction (actual or constructive) or a disturbance of Tenant's use and possession of the Premises or any part thereof and shall never render Landlord liable to Tenant for damages or relieve Tenant from performance of Tenant's obligations under this Lease. In any such event, however, Landlord shall use its best efforts to cause all such interrupted services to be restored to the Premises as soon as possible.

     Except as expressly provided below in this paragraph, Tenant agrees that Landlord shall not be liable for damages (by abatement of Rent or otherwise) for any interruption in or failure to furnish or any delay in furnishing any of the services described above in this Section, or for any diminution in the quality or quantity thereof, when such interruption, failure, delay or diminution is occasioned, in whole or in part, by any repairs, maintenance, replacements or improvements, or by any strike, lockout or other labor trouble (whether legal or illegal), by any failure to obtain fuel or supplies, by any accident, by any act, omission or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and any such interruption, failure, delay or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent (except as expressly provided below in this paragraph) or performing any of its obligations under this Lease. Notwithstanding the foregoing, if (i) Landlord ceases to furnish any of the services referred to in this Section as a result of a condition which is within Landlord's reasonable control and is reasonably susceptible of being remedied by Landlord, (ii) Tenant notifies Landlord of such cessation within two (2) business days after obtaining knowledge thereof, and
(iii) as a result of such cessation, a portion of the Premises is rendered untenantable (meaning that Tenant is unable to use such space in the normal course of business) and Tenant in fact so ceases to use such space, for more than five (5) consecutive days, then Base Rent and Additional Rent payable hereunder shall be equitably abated based on the percentage of space in the Premises so rendered untenantable and not being so used by Tenant, effective as of the day the affected space becomes untenantable and Tenant ceases to so use such space and continuing until the affected space once again becomes tenantable.

6.   SECURITY DEPOSIT. As additional security for the full and prompt
     ----------------
performance by Tenant of all its obligations hereunder, Tenant has upon execution of this Lease paid to Landlord the amount set forth in Section 1.10
                                                                 ------------
hereof (the "Security Deposit"), which amount may be applied by Landlord for the purpose of curing any default by Tenant which default continues beyond the expiration of any applicable cure period set forth in Section 15.1 of this
                                                      ------------
Lease. Landlord shall be permitted to commingle the Security Deposit with Landlord's general funds. Landlord shall not be required to pay any interest on the Security Deposit. If any portion of the Security Deposit is applied to cure a default by Tenant which default continues beyond the expiration of any applicable cure period set forth in Section 15.1 of this Lease, Tenant shall,
                                    ------------
within ten (10) business days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a breach of this Lease. If Tenant has not defaulted hereunder or if Landlord has not applied the full amount of the Security Deposit to said default beyond the expiration of any applicable cure period set forth in Section 15.1 of this Lease, then the
                                    ------------
Security Deposit, or any portion thereof not so applied by Landlord, shall be paid in cash to Tenant within sixty (60) days after Tenant shall have vacated the Premises in accordance with the provisions of this Lease. The Security Deposit is not an advance payment of Rent or an account of Rent, or any part or settlement thereof, or a measure of Landlord's damages. If on the fifth anniversary of the Commencement Date Tenant is not in default under this Lease and no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute a default under this Lease, the Security Deposit still be reduced to Ten Thousand and 00/100 Dollars ($10,000.00). In the event Landlord transfers all or any part of its interest in the Building or this Lease, upon such transferee's written assumption of all of Landlord's obligations under this Lease, Landlord shall have the right to transfer the Security Deposit to the transferee. Upon such transfer and assumption, Landlord shall thereby be released by Tenant from all liability or obligation for the return of the Security Deposit.

                                       8.

7.   USE. Tenant shall use and occupy the Premises for the Permitted Use only
     ---
and for no other purpose, unless otherwise expressly agreed in writing by Landlord. Tenant shall not use or occupy the Premises, or permit the Premises to be used or occupied contrary to or in violation of any Laws, or in any manner which would: (i) cause structural injury to the Premises or the Building; (if) invalidate any insurance policy affecting the Premises or the Building; (iii) increase the amount of premiums for any insurance policy affecting the Premises or the Building; (iv) or may be dangerous to persons or property; (v) create a nuisance, or disturb any other occupant of the Building.

8.   CONDITION OF PREMISES. On the Commencement Date, Landlord shall deliver the
     ---------------------
Premises to Tenant in broom-clean condition. Subject to the correction and completion of any items set forth on the punch list to be prepared under Section
                                                                         -------
4 of the Work Letter, Tenant's taking possession of the Premises shall be
-
conclusive evidence as against Tenant that the Premises were in good, clean and sanitary order and repair and satisfactory condition and at such time were free from defects, other than latent defects in the Tenant Improvements of which Landlord is notified of within one (1) year after the Commencement Date. No promise of Landlord to after, remodel or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building has been made by Landlord to Tenant other than as may be contained herein or in the Work Letter.

     Landlord warrants to Tenant that as of the date of this Lease, to the actual knowledge of Landlord, the Premises and any improvements to be constructed by Landlord (a) are free from material structural defects, (b) comply with all applicable Laws and (c) are free from contamination by any Hazardous Materials. In the event of a breach of the foregoing warranties, Landlord shall promptly rectify such breach at its sole cost and expense.

9.   EARLY POSSESSION. If Tenant takes possession of all or any part of the
     ----------------
Premises prior to the Commencement Date, all of the covenants and conditions of this Lease (except for the payment of Rent which shall be paid to Landlord in accordance with the terms of this Lease commencing on the Commencement Date) shall be binding upon the parties hereto the same as if the Commencement Date had been fixed as of the date when Tenant took such possession.

10.  ASSIGNMENT AND SUBLETTING.
     -------------------------

     10.1    Prohibitions.  Tenant shall not, without the prior written consent
             ------------
of Landlord: (a) assign, convey or mortgage this Lease or any interest hereunder, other than to an Affiliate or Successor (as hereinafter defined); (b) permit any assignment of, or lien upon this Lease or Tenant's interest herein by operation of law or otherwise; (c) sublet the Premises or any part thereof, other than to an Affiliate or Successor; or (d) permit the use of the Premises by any parties other than Tenant, its agents and employees. Landlord shall not unreasonably withhold or delay its consent to any such assignment or subletting. Tenant acknowledges and agrees that Landlord has a vital interest in the nature, variety and location of tenants in the Building as a whole and that Landlord's right to withhold its consent to any proposed assignment or subletting for reasonable business concerns and purposes is a material consideration for the rental rate and terms contained in this Lease. Neither an assignment or subletting to an Affiliate or to a Successor, nor Landlord's consent to any other assignment, subletting or transfer, nor Landlord's election to accept any assignee, sublessee or transferee as Tenant hereunder, shall release the original Tenant from any covenant or obligation under this Lease. Landlord's consent to any assignment or subletting shall not constitute a waiver of Landlord's right to consent to any future assignment or subletting.

     10.2    Notice to Landlord.  Tenant shall give Landlord written notice of
             ------------------
any proposed sublease or assignment (including, without limitation, a proposed sublease or assignment to an Affiliate or to a Successor) at least forty-five
(45) days prior to the effective date of such proposed sublease or assignment. Such notice shall contain the name of the proposed sublessee or assignee, a copy of the proposed sublease or assignment document, a description of the intended use of the Premises by the proposed sublessee or assignee, and such other information as Landlord may reasonably request to evaluate the character, reputation and creditworthiness of the proposed assignee or sublessee and the proposed use of the Premises by such proposed assignee or sublessee. In connection with a sublease

                                       9.

or assignment to an Affiliate or to a Successor, such notice shall be accompanied by reasonable evidence that the proposed sublessee or assignee is an Affiliate or a Successor.

     10.3    Sharing of Profits.  Without limitation of any other provision
             ------------------
hereof, should Tenant propose to assign this Lease or sublet the Premises to any person or entity other than an Affiliate or to a Successor, Landlord may grant its consent to the assignment or sublease on the condition that fifty percent (50%) of the profits derived by Tenant from the assignment or sublease be paid by Tenant to Landlord as Additional Rent. For purposes of this Section, "profits" shall mean the amount of any and all consideration received by Tenant in connection with such sublease or assignment, minus the amount of Rent to be paid by Tenant under this Lease for the portion of the Term and the portion of the Premises covered by such sublease or assignment, minus all reasonable, out-of-pocket costs incurred by Tenant in connection with such assignment or sublease (including leasing commissions, advertising expenses, costs of alterations or improvements to the Premises and attorney's fees).

     10.4    Transfers of Ownership Interests in Tenant.  If Tenant is a
             ------------------------------------------
partnership or a corporation whose partnership interests or stock are not publicly traded, any event or transaction or series of events or transactions resulting in a transfer of control of Tenant shall be deemed to be a voluntary assignment of this Lease by Tenant and shall be subject to the provisions of this Section 10. For purposes of this Section 10.4, the term "control" shall
     ----------                        ------------
have the meaning set forth in Section 2.1 hereof.  Tenant shall pay to Landlord
                              -----------
as Additional Rent hereunder, all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) paid or incurred by Landlord in connection with any proposed assignment or subletting hereunder, regardless of whether Landlord withholds or grants its consent to such assignment or subletting.

     Notwithstanding anything to the contrary contained herein, any assignment of this Lease to a successor by reason of merger with Tenant, or assignment between parent and subsidiary, or assignment to an entity acquiring substantially all of the assets or capital stock of Tenant (the "Successor") shall be permitted upon prior written notice to Landlord but without Landlord's consent if on the date Tenant notifies Landlord of such assignment and on the effective date of the assignment the Successor has "Tangible Net Worth" (as hereinafter defined) equal to or greater than the greater of (i) the Tangible Net Worth of Tenant on the date of this Lease, or (ii) the Tangible Net Worth of Tenant on the date Tenant notifies Landlord of such Successor; provided, however, neither an assignment or subletting to an Affiliate or Successor, nor Landlord's consent to any other assignment, subletting or transfer, nor Landlord's election to accept any assignee, sublessee or transferee as Tenant hereunder, shall release the original Tenant from any covenant or obligation under this Lease. "Tangible Net Worth" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied.

     In addition, and notwithstanding anything to the contrary herein, a sale or transfer of the capital stock of Tenant shall be permitted without the consent of Landlord provided that (a) Tenant becomes a publicly traded corporation as a result of such sale or transfer, and (b) on the date Tenant notifies Landlord of such sale or transfer to become a publicly traded corporation, and on the effective date of Tenant becoming a publicly traded corporation, Tenant has Tangible Net Worth equal to or greater than the greater of (i) the Tangible Net Worth of Tenant on the date of this Lease, or (ii) the Tangible Net Worth of Tenant on the date Tenant notifies Landlord of such sale or transfer to become a publicly traded corporation. Tenant shall give Landlord written notice of any public offering at least thirty (30) days prior to the effective date of such proposed initial public offering.

11.  REPAIRS AND ALTERATIONS.
     -----------------------

     11.1    Tenant's Repair Obligations.  Tenant will, at its own expense, keep
             ---------------------------
the Premises in good condition and repair during the Term, and Tenant shall promptly and adequately repair all damage to the Premises (including, without limitation, docks, dock doors and seals and dock levelers) and replace or repair all damaged or broken glass, fixtures, improvements and appurtenances, and within any reasonable period of time specified by Landlord. Notwithstanding anything to the contrary herein, any repairs by Tenant to mechanical, electrical or plumbing systems in the Premises shall be performed under

                                       10.

the supervision and with the approval of Landlord. If Tenant fails to commence any such repairs or replacements within five (5) business days after written notice from Landlord of such required action, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, plus an additional ten percent (10%) to cover Landlord's overhead and related expenses, forthwith upon being billed for same. Landlord may enter the Premises at all reasonable times and with at least one business day prior verbal notice to make such repairs and replacements and any other repairs, alterations, improvements and additions to the Premises required hereunder or to the Building or to any equipment located in the Building. Tenant shall not be obligated to repair or replace the roof or any structural defects in the Premises. Notwithstanding anything contained herein to the contrary, if any damage to the Property or to the Premises or to any equipment thereon or appurtenance thereto results from the willful misconduct or gross negligence of Tenant or of Tenant's contractors, agents or employees, Landlord may, at Landlord's option, repair such damage and Tenant shall, within thirty (30) days of receipt of a written invoice and reasonable supporting documentation by Landlord, reimburse Landlord forthwith for the total cost of such repairs, plus an additional ten percent (10%) to cover Landlord's overhead and related expenses. In connection with any entry made pursuant to this Paragraph 11, Landlord shall use reasonable efforts to minimize any disruption to Tenant's business caused by any such entry and any such repairs, alterations, additions or improvements to the Premises. Notwithstanding anything to the contrary contained herein, Tenant's repair obligations with respect to a casualty or condemnation shall be governed by the terms of Sections 18 and 19 respectively. In addition, nothing in this Section
         -----------     --                                            -------
11.1 shall relieve Landlord of its obligations under Section 5.
----                                                 ---------

     11.2    Prohibition on Alterations.  Tenant shall not, without the prior
             --------------------------
written consent of Landlord, make any Alterations. Landlord may withhold its consent to any Material Alterations in its sole but reasonable discretion. With respect to all other Alterations, Landlord shall not unreasonably withhold or delay its consent. Tenant may, without obtaining Landlord's consent, paint and make minor decorative changes within the Premises (e.g., wallpaper and picture
                                                   ----
hanging).

     11.3    Performance of Alterations.  The work necessary to make any
             --------------------------
Alterations shall be done by contractors approved by Landlord, which approval shall not be unreasonably withheld or delayed. If Alterations are, with Landlord's consent, performed by contractors employed by Tenant, Tenant shall deliver to Landlord, for its review and approval, which shall not be unreasonably withheld or delayed, prior to commencing any such Alterations, copies of all contracts and subcontracts related to such Alterations, and plans, working drawings and specifications necessary to perform such work. Landlord's review of Tenant's plans, specifications or working drawings shall impose no responsibility or liability on Landlord, and shall not constitute a representation, warranty or guarantee by Landlord, with respect to the completeness, design, sufficiency or compliance thereof with any Laws. Alterations shall be performed subject to any reasonable conditions Landlord may impose, including, without limitation, furnishing Landlord with reasonable security for the payment of all costs to be incurred in connection with such Alterations and insurance against liabilities which may arise out of such Alterations, as reasonably determined by Landlord. All Alterations performed by Tenant or its contractors shall be done in a first-class, workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all Laws. Other than out-of-pocket costs incurred by Landlord which shall be reimbursed by Tenant upon demand (i.e., consultant fees), Tenant shall permit Landlord to supervise all Alterations at no cost to Tenant if Tenant's employees or contractors perform the Alterations. Landlord will charge Tenant a supervising fee not to exceed ten percent (10%) of the total cost of the Alterations, including, without limitation, all labor and material costs, if Landlord's employees or contractors perform the Alterations. Tenant shall promptly pay to Landlord and/or to Tenant's contractors, as the case may be, when due, the cost of all work and of all decorating required in connection with any Alterations, and all supervising fees, and if payment is made directly to Tenant's contractors, upon completion of the Alterations, Tenant shall deliver to Landlord evidence of payment and full and final waivers of all liens for labor, services or materials. Tenant covenants and agrees not to suffer or permit any liens to be placed against the Property or the Premises relating to any Alterations, and in case of any such lien attaching or claim thereof being asserted, Tenant covenants and agrees no later than thirty (30) days from the filing thereof or such claim being asserted (i) to cause it to be released and removed of record or (ii) to provide Landlord, with endorsements (reasonably satisfactory to Landlord and Mortgagee) to Landlord and Mortgagee's title insurance policies insuring against that existence of or attempted enforcement of such

                                       11.

lien or a bond in form and substance reasonably acceptable to Landlord. In the event that such lien is not released, removed, insured or bonded over within said thirty (30) day period Landlord, at its sole option, may take all action necessary to release and remove such lien (without any duty to investigate the validity thereof) and Tenant shall, within ten (10) business days following notice, either before or after such release and removal, pay or reimburse Landlord, as Additional Rent hereunder, for all sums, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) incurred by Landlord in connection therewith. Except to the extent caused by gross negligence or willful misconduct of Landlord or any of its agents, employees, contractors or representatives, Tenant shall indemnify, defend and hold Landlord and its partners and their respective officers, shareholders, directors, agents and employees harmless from all claims, causes of action, liabilities, losses, costs, damages, liens and expenses related to any Alterations, whether performed by or under the direction of Landlord, and whether performed in compliance with this Section 11 or any other conditions
                                          ----------
imposed by Landlord.

12.  CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following
     -----------------------------------
rights, exercisable without notice (except as expressly provided below) and, except to the extent that any loss, injury or damage is suffered as a result of the gross negligence or willful misconduct of Landlord or any of its agents, employees or contractors, without liability to Tenant for damage or injury to property, person or business, and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent:

          (a) To change the name or street address of the Building with at least ninety (90) days' written notice to Tenant;

          (b) To install, affix and maintain any and all signs within and on the exterior of the Building (excluding the exterior portion of the Building where the Premises is located) and on the Land;

          (c) To designate and/or approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Premises;

          (d) To show the Premises to prospective tenants at reasonable hours upon at least one business day's prior verbal notice to Tenant's Representative or Tenant's site manager at the Premises during the last nine (9) months of the Term and, if abandoned during such year, to prepare the Premises for re-occupancy, and to show the Premises to prospective purchasers and lenders of the Building at reasonable hours upon at least one (1) business days prior verbal notice to Tenant's Representative or Tenant's site manager at the Premises at any time during the Term;

          (e) To retain at all times, and to use in appropriate instances upon at least one (1) business day's prior verbal notice (except in cases of emergency in which case no notice shall be necessary) to Tenant's Representative or Tenant's site manager at the Premises, keys to all doors (except secure areas) within and into the Premises. No locks shall be changed without the prior written consent of Landlord;

          (f) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building or the Property, or any part thereof, and for such purposes to enter upon the Premises upon at least one (1) business days prior verbal notice to Tenant's representative or Tenant's site manager at the Premises (except in an emergency, in which case no notice shall be necessary), and during the continuance of any such work, to temporarily close roads, drives, doors, entryways, public space and corridors in the Building or on the Property, and to interrupt or suspend temporarily Building services and facilities, all without abatement of Rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible and, Landlord shall use reasonable efforts to minimize any disruption to Tenant's business;

                                       12.

          (g) To have and retain a paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber it;

          (h) In its reasonable discretion, to grant to anyone the exclusive right to conduct any business or render any service in or to the Property, provided such exclusive right shall not operate to affect any of Tenant's rights under this Lease;

          (i) To approve the location of equipment and articles in and about the Premises and the Building so as not to exceed the legal live load; and

          (j) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises, except for vending or dispensing machines for the sole use of Tenant and its employees.

     In connection with any action by or on behalf of Landlord performed pursuant to this Paragraph 12, Landlord shall use reasonable efforts to minimize any disruption to Tenant's business caused by any such action.

13.  COVENANT AGAINST LIENS. Tenant covenants and agrees not to permit any lien
     ----------------------
of mechanics or materialmen to be placed against the Property or the Premises, and in the case of any such lien attaching, to pay off and remove or bond over any such lien to Landlord's reasonable satisfaction within thirty (30) days after the filing thereof. If any such lien attaches, and Tenant fails to remove or bond over such lien to Landlord's reasonable satisfaction within said 30-day period, Landlord may, but shall not be obligated to, pay the amount necessary to remove such lien without being responsible for making an investigation as to the validity or accuracy thereof, and the amount so paid, together with all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord in connection therewith, shall be deemed Additional Rent hereunder, payable within ten (10) business days of Landlord's written demand, which shall be delivered together with reasonable supporting documentation of such amounts owed Landlord.

14.  WAIVERS AND INDEMNITIES.
     -----------------------

     14.1    Waiver.  To the extent not expressly prohibited by law and except
             ------
for the gross negligence or willful misconduct of Landlord or any of its agents, employees, contractors or representatives, Tenant waives all claims it may have against Landlord and its partners, and their respective officers, shareholders, directors, agents and employees for any damage to person or property or loss of business due to the Property, the Premises or any part of either thereof or any appurtenances thereto or improvements thereon not being in good condition or becoming out of repair, or due to the happening of any accident in or about the Property or the Premises or due to any act or neglect of any tenant or occupant of the Property or of any other person, including Landlord and its partners, and their respective officers, shareholders, directors, agents and employees. This provision shall apply particularly (but not exclusively) to damage caused by water, snow, frost, steam, sewage, gas, faucets and plumbing fixtures, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all Tenant's property upon the Premises shall be there at the risk of Tenant only, and that Landlord shall not be liable for any damage thereto or theft thereof.

     14.2    Indemnification.  Subject to Section 17.1 and except for the gross
             ---------------              ------------
negligence or willful misconduct of Landlord, Tenant hereby agrees to indemnify, defend and hold harmless Landlord and its partners and their respective officers, shareholders, directors, agents and employees against any claims or liability for damage to person or property (or for loss or misappropriation of property) occurring during the Term in or on the Property or in the Premises, arising from any breach or default on the part of Tenant under this Lease, or from any act or omission of Tenant or any employee, agent, servant, invitee or contractor of Tenant in or on the Property or in the Premises, or from Tenant's operations or activities on

                                       13.

or use of the Premises or the Property, and from any cost relating thereto (including, without limitation, reasonable attorneys' fees).

     Subject to Section 17.1 hereof and except for the gross negligence or
                ------------
willful misconduct of Tenant, Landlord hereby agrees to indemnify, defend and hold harmless Tenant and its respective officers, shareholders, directors, agents and employees against any claims or liability for damage to person or property (or for loss or misappropriation of property) occurring during the Term in or on the Property or the Premises, arising from any negligent act or omission of Landlord or any employee, agent, servant, invitee or contractor of Landlord in or on the Property or the Premises, or from any breach or default on the part of Landlord under this Lease, or from Landlord's operations or activities on or use of the Property or the Premises, and from any cost relating thereto (including, without limitation, reasonable attorney's fees).

     14.3    No Implicit Waivers.  No waiver of any condition expressed in this
             -------------------
Lease shall be implied by any neglect of Landlord or Tenant to enforce any remedy on account of the violation of such condition if such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. After the expiration of any applicable cure period set forth in Section 15.1 of this Lease, no receipt of
                                    ------------
moneys by Landlord from Tenant after the termination in any way of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys, it being agreed that after the service of notice of the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

15.  DEFAULTS AND LANDLORD'S REMEDIES.
     --------------------------------

     15.1    Defaults.  It shall be a default under this Lease if: (i) default
             --------
shall be made in the payment of Rent or any installment thereof or in the payment of any other sum required to be paid by Tenant under this Lease, and such default shall continue for five (5) days after receipt of written notice of such default; or (ii) default shall be made in the performance of any of the other covenants or conditions which Tenant or any Guarantor is required to observe and perform under this Lease or under any Guaranty, and such default shall continue for thirty (30) days after notice to Tenant (unless such default shall give rise to a hazardous condition requiring an immediate cure, in which case, no notice is necessary (although Landlord shall use reasonable efforts to provide such notice) and Tenant must cure such default immediately); provided, however, that Landlord shall not be entitled to exercise its remedies on account of any default described in this clause (ii) if (a) such default cannot reasonably be cured within thirty (30) days, (b) Tenant commences to cure such default within said 30-day period and thereafter diligently and continuously proceeds with such cure, and (c) Tenant cures such default within a reasonable period of time after Landlord's notice of such default; or (iii) the interest of Tenant in this Lease is levied on under execution or other legal process, or
(iv) an Event of Bankruptcy occurs, or (v) Tenant dissolves or ceases to exist unless Tenant's interest in this Lease shall be transferred to an Affiliate or to a Successor pursuant to the terms of Section 10 of this Lease, or (vi) Tenant
                                        ----------
shall abandon the Premises during the Term.

     15.2    Landlord's Remedies. Upon a default under this Lease, Landlord at
             -------------------
its option may, without notice or demand of any kind to Tenant or any other person, exercise any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

             (a) Landlord may terminate this Lease and the Term created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to all Rent accrued and unpaid for the period up to and including the date of termination, plus as final and liquidated damages (and not as a penalty), Landlord's reasonable estimate of the amount of Rent that would be payable from the date of such termination through the balance of the scheduled Term, less the fair rental value of the Premises for said period (taking into consideration the time to relet the Premises, and taking into consideration and

                                      14.

     reducing said fair rental value by, the cost of reletting and retrofitting the Premises), plus any other sum of money and damages owed by Tenant to Landlord.

             (b) Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry or detainer suit or otherwise, without terminating this Lease, in which event Landlord may, but shall be under no obligation to, relet the Premises for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate and make any repairs, changes, alterations, or additions in or to the Premises that may be necessary or appropriate, and Tenant shall, upon written demand, pay the cost thereof. If Landlord shall fail or refuse to relet the Premises, or if the Premises are relet and a sufficient sum shall not be realized from such reletting to pay all of the costs and expenses (i) of such decoration, repairs, changes, alterations and additions, (ii) of such reletting (including, without limitation, all brokerage, advertising, and legal expenses), and (iii) of the collection of the rent accruing therefrom, and to satisfy the Rent provided for in this Lease, then Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in this Lease for such period or periods, or, if the Premises have been relet, Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this paragraph (b) from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgement in favor of Landlord. To the extent required by law, Landlord shall use reasonable efforts to mitigate its damages.

             (c) Landlord may perform the obligation which is the subject of such default for the account and at the expense of Tenant. All costs incurred by Landlord in performing such obligation, plus an administrative fee equal to ten percent (10%) of such costs, plus all attorneys' fees and expenses of Landlord incurred in enforcing any of the obligations of Tenant under this Lease shall become Additional Rent hereunder and shall be due and payable by Tenant on demand.

16.  SURRENDER OF POSSESSION.
     -----------------------

     16.1    Condition of Premises. At the termination of this Lease by lapse of
             ---------------------
time or otherwise, or upon a termination of Tenant's right of possession without terminating this Lease, Tenant shall surrender possession of the Premises and all Tenant Improvements to Landlord and deliver all keys to the Premises to Landlord, and shall return the Premises and all equipment and fixtures of Landlord to Landlord In as good condition as when Tenant originally took possession, ordinary wear and tear, loss or damage by fire or other insured casualty, and damage resulting from the acts of Landlord or any of its employees and agents excepted, failing which Landlord may restore the Premises and such equipment and fixtures to such condition and Tenant shall pay the reasonable cost thereof to Landlord within ten (10) business days of receipt of Landlord's invoice thereof, which shall be delivered to Tenant with reasonable supporting documentation. All Alterations, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises shall become Landlord's property, and unless Landlord requests their removal, shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise or upon a termination of Tenant's right to possess the Premises, without compensation to Tenant, excepting, however, Tenant's movable furniture, equipment and trade fixtures, provided that they may be removed without permanent structural damage to the Building. If Tenant does not remove such furniture, equipment and trade fixtures upon the expiration or earlier termination of this Lease, or upon the termination of Tenant's right to possess the Premises, at Landlord's election:
(i) Tenant shall be conclusively presumed to have conveyed the same to Landlord under this Lease as a bill of sale without payment or credit by Landlord, or
(ii) Tenant shall be conclusively presumed to have forever abandoned such property, and without accepting title thereto, Landlord may, at Tenant's expense, remove, store, destroy, discard or otherwise dispose of all or any part thereof without incurring liability to Tenant or to any other person, and Tenant shall pay Landlord upon demand the reasonable expenses incurred in taking such actions. Tenant's obligations under this Section 16.1 shall survive the
                                         ------------
expiration or earlier termination of the Term of this Lease. Notwithstanding any of the foregoing, Tenant shall not be required

                                      15.

by Landlord to remove any Alterations from the Premises unless, at the time that Tenant requests Landlord for its consent for the construction of the same, Landlord informs Tenant of such removal obligation.

     16.2   Holding Over.  If Tenant retains possession of the Premises or any
            ------------
part thereof after the termination of this Lease, whether by lapse of time or otherwise, or after a termination of Tenant's right to possess the Premises, then Landlord may, at Landlord's sole election at any time after the termination of this Lease or Tenant's right of possession, serve written notice on Tenant that such holding over constitutes either: (a) the creation of a month-to-month tenancy upon each of the terms herein provided as may be applicable to such month-to-month tenancy, except that Tenant shall pay to Landlord Base Rent for each month or portion thereof in the amount set forth below, plus all Additional Rent (including, without limitation, the Operating Expense Amount and Estimated Payments) coming due during such period, or (b) the creation of a tenancy at sufferance upon each of the terms herein provided as may be applicable to such tenancy at sufferance, except that Tenant shall pay to Landlord a per them rent equal to the per them Base Rent set forth below, plus the per them amount of all Additional Rent (including, without limitation, the Operating Expense Amount and Estimated Payments). If no written notice is served by Landlord, then a tenancy at sufferance with Rent as stated in (b) above shall have been created. The provisions of this Section shall not operate as a waiver by Landlord of any right of re-entry herein provided. In addition to and not in limitation of all other remedies set out in this Section, Tenant shall be liable for all damages (consequential as well as direct) sustained by Landlord on account of Tenant's holding over. Base Rent payable during any holding over shall be as follows:

            (i) during the first sixty (60) days following the termination of this Lease or the termination of Tenant's right of possession, one hundred twenty-five percent (125%) of the Base Rent for the calendar month immediately preceding the termination date of this Lease or the termination of Tenant's right of possession; and

            (ii) from and after the sixty-first (61st) day following the termination of this Lease or the termination of Tenant's right of possession, one hundred fifty percent (150%) of the Base Rent for the calendar month immediately preceding the termination date of this Lease or the termination of Tenant's right of possession.

17.  INSURANCE.
     ---------

     17.1   Waiver of Subrogation.  Landlord and Tenant each hereby waive all
            ---------------------
claims against the other for loss of or damage to the Property or Premises or to the contents thereof, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under said insurance policies. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give each insurance company which has issued, or in the future may issue, to it policies of fire and extended coverage insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver.

     17.2   Tenant's Insurance.  Tenant shall carry insurance during the entire
            ------------------
Term insuring Tenant and Landlord and their respective agents and employees, and any other reasonable parties designated by Landlord from time to time (including, without limitation, any Mortgagee) as their interests may appear, with terms, coverages and in companies reasonably satisfactory to Landlord, and with such increases in limits as Landlord may from time to time reasonably request, but initially Tenant shall maintain the following coverages in the following amounts:

            (a) Comprehensive or Commercial General Liability insurance, including Contractual Liability coverage of the indemnification provisions contained in this Lease and host liquor liability insurance, with limits for bodily injury or personal injury to or death of any person, or more than one (1) person, or for damage to property in an amount of not less than $1,000,000.00 per occurrence/$3,000,000.00 aggregate. The coverage amounts may be provided through an

                                      16.

     umbrella or excess liability policy. The Comprehensive or Commercial General Liability policy shall include Landlord, Landlord's management agent and any Mortgagee designated by Landlord from time to time as additional insureds on a primary and non-contributory basis to any insurance carried by Landlord, Landlord's management agent and any Mortgagee.

             (b) Insurance against "all risks" of physical loss for the full insurable replacement value of the initial build-out of the Premises (including, without limitation, the Tenant Improvements) and all Alterations, and of all furniture, trade fixtures, equipment, merchandise and all other items of Tenant's property on the Premises.

             (c) Worker's Compensation insurance in amounts required by the State of Illinois, including Voluntary Compensation, Broad Form All States Endorsement.

             (d) Automobile Liability insurance with limits for bodily injury or personal injury to or death of any person, or more than one (1) person, or for damage to property in an amount of not less than $1,000,000.00 combined single limit, including Employer's Owned, Non-Owned and Hired Car coverage.

     17.3    Evidence of Insurance.  Tenant shall, prior to the commencement of
             ---------------------
the Term, furnish to Landlord certificates of insurance evidencing the insurance coverage required under this Section 17, and Tenant shall deliver renewals
                             ----------
thereof to Landlord not less than thirty (30) days prior to the end of the term of such coverage, which certificates shall state that such insurance coverage shall not be changed or canceled without at least thirty (30) days' prior written notice to Landlord and any Mortgagee identified by Landlord from time to time.

     17.4    Landlord's Insurance.  Attached hereto and made a part hereof as
             --------------------
Exhibit D is a certificate of insurance.  evidencing the insurance carried by
---------
Landlord for the Property as of the date of this Lease. Landlord covenants that during the Term of this Lease it will continue to maintain insurance for the Property customarily carried by similar owners of similar types of property.

18.  FIRE OR CASUALTY.
     ----------------

             (a) If the Premises or the Building (including machinery or equipment used in the operation of the Building) shall be destroyed or damaged by fire or other cause and if the Premises or Building may be repaired and restored within two hundred seventy (270) days after such damage, then Landlord shall, to the extent insurance proceeds are actually made available to Landlord for purposes of repair and restoration, diligently repair and restore same with reasonable promptness; provided, however, that Landlord shall only be obligated to repair or restore any improvements made to the Premises (including, without limitation, the Tenant Improvements or any Alterations) to the extent that (i) Landlord paid for the initial construction of such improvements (either directly or through an allowance granted to Tenant), and (ii) Landlord receives the insurance proceeds related to such improvements under the insurance described in clause (b) of Section 17.2 hereof. Tenant agrees to execute
                                ------------
     all reasonable documents and take all actions reasonably necessary to make the insurance proceeds described in clause (ii) of the immediately preceding sentence available to Landlord for the repair and restoration of the Premises. Notwithstanding anything contained herein to the contrary, if the Premises or the Building are substantially damaged or destroyed during the last twelve (12) months of the Term, either Landlord or Tenant shall have the right to terminate this Lease as of the date of the fire or other casualty by giving notice to the other within thirty (30) days after the date of the fire or casualty, i n which event, Rent shall be apportioned on a per them basis and paid to the date of such fire or casualty. Notwithstanding anything contained herein to the contrary, if such damage renders the Premises untenantable in whole or in part and cannot reasonably be repaired and restored within two hundred seventy (270) days, or if sufficient insurance proceeds are not made available to Landlord for repair or restoration and Landlord elects to not obtain or provide alternative financing, or if Landlord elects to demolish the Building or cease its operation, then either party shall have the right to cancel and terminate this Lease (which termination shall be

                                      17.

     effective as of the date of such damage), in the manner as hereinafter provided. Within seventy-five (75) days after the occurrence of the casualty, Landlord agrees to provide Tenant with written notice (the "Landlord's Casualty Notice") stating which, if any, of the conditions set forth in the immediately preceding sentence (individually a "Termination Event", and collectively, the "Termination Events") exist and its reasonable estimate of the repair period. In the event that a Termination Event does exist, Landlord shall exercise its termination right hereunder, if at all, by electing to exercise the same in the Landlord's Casualty Notice. Provided that a Termination Event exists and Landlord shall not have previously chosen to terminate this Lease pursuant to the foregoing sentence, Tenant shall terminate this Lease, if at all, by delivering written notice to Landlord within twenty (20) days after receiving the Landlord's Casualty Notice. Tenant's failure to deliver written notice of termination within said 20-day period shall be deemed that Tenant has waived its right to terminate this Lease under this Section 18(b). In the
                                                         -------------
     event any fire or casualty renders the Premises untenantable, in whole or in part, and if this Lease shall not be terminated by reason of such damage, then Rent shall abate during the period beginning with the date of such fire or other casualty and ending with the date when the Premises are again rendered tenantable, by an amount bearing the same ratio to the total amount of Rent for such period as the untenantable portion of the Premises bears to the entire Premises. Notwithstanding anything contained herein to the contrary, if any fire or other casualty is caused by the gross negligence or willful misconduct of Tenant or its agents or employees, Tenant shall not be entitled to terminate this Lease on account of such fire or other casualty, and Rent shall only abate to the extent Landlord actually recovers rent loss insurance proceeds specifically allocated to the Rent due under this Lease.

             (b) In the event neither Landlord nor Tenant terminate this Lease, pursuant to the terms of Section 18(a), following a casualty to the
                              -------------
     Premises, and Landlord elects to repair the Premises, Landlord shall commence construction within thirty (30) days after receipt of a building permit from the City, subject to Events of Force Majeure, and shall substantially complete such repair or restoration of the Premises within two hundred seventy (270) days from the date of the casualty, subject to Events of Force Majeure. If Landlord fails to commence construction or complete construction within the time periods hereinabove set forth, subject to Events of Force Majeure, Tenant shall have the right to terminate this Lease by delivering written notice within ten (10) days after the expiration of the thirty (30) day period or within ten (10) days after the expiration of the two hundred seventy (270) day period, as the case may be. Tenant's failure to deliver written notice of its election to terminate within the required time period shall be deemed that Tenant has waived its right to terminate this Lease under this Section 18(b).
                                                         -------------

19.  CONDEMNATION. If the whole or any material part of the Premises or the
     ------------
Building or any substantial portion of the parking area on the Land shall be taken or condemned by any competent authority for any public use or purpose or if any adjacent property or street shall be condemned or improved in such a manner as to require the use of any part of the Premises or of the Building or such parking area, the Term, at the option of Landlord, shall end upon the date when the possession of the part so taken shall be required for such use or purpose, and current Rent shall be apportioned as of the date of such termination. In addition, if part of the Premises shall be taken or condemned by any competent authority for any public use or purpose so that Tenant cannot, in the reasonable judgment of Tenant, operate its business in the remaining portion of the Premises, Tenant shall have the option to cancel this Lease as of the date on which the condemning authority shall take possession of the part of the Premises so taken, which option shall be exercised by written notice to Landlord within thirty (30) days following Tenant's receipt of notice of the intended taking. Tenant shall have no right to any apportionment of or share in any condemnation award or judgement for damages made for the taking of any part of the Premises or the Property but may seek its own award for loss of or damage to Tenant's business or its property and relocation expenses resulting from such taking, provided that such an award to Tenant does not in any way diminish the award payable to Landlord on account of such taking. In the event of a taking of the Premises and neither Landlord nor Tenant elects to terminate this Lease, Base Rent shall be reduced in proportion to the floor area of the Premises taken, which shall be evidenced by an amendment to this Lease executed by both parties, and shall become effective on the date possession is delivered pursuant to said taking.

                                      18.

20.  NOTICES. All notices to be given by one party to the other under this Lease
     -------
shall be in writing (except as expressly provided herein to the contrary), mailed by certified or registered mail, postage prepaid, sent by overnight courier, hand delivered, or sent by facsimile transmission with a copy to follow within one (1) business day by one of the alternative methods of delivery permitted hereunder as follows:

          (a)  To Landlord:

               Amli Commercial Properties Limited Partnership
               222 Spring Lake Drive
               Itasca, IL 60143
               Attention: President
               Facsimile Telephone No.:630-227-9860

     or to such other person or at such other address or to such other facsimile telephone number designated by notice sent to Tenant in one of the manners permitted under this Section 20, and during the Term with a copy to the
                          ----------
     address to which Rent is then being paid under this Lease.

          (b) To Tenant: at the address or to the facsimile telephone number set forth in Section 1.3 above, and during the Term with a copy to the
                 -----------
     Premises or to such other address or facsimile telephone number designated by notice to Landlord in one of the manners permitted under this Section
                                                                      --------
     20.
     --

Any notice given in accordance with this Section 20 shall be deemed to have been
                                         ----------
given and received: (a) on the date of hand delivery if sent by hand delivery,
(b) on the date and at the time transmitted if sent by facsimile transmission, as evidenced by the confirmation slip generated by the sender's facsimile machine, or (c) on the date of actual delivery (or refusal thereof), as shown on the return receipt, air bill or other delivery record if sent by any other means permitted hereunder.

21.  ADDITIONAL COVENANTS OF TENANT. Tenant hereby covenants and agrees to
     ------------------------------
comply with, and use reasonable efforts to cause its employees, agents, clients, customers, invitees and guests to comply with, the following provisions:

          (a) Any sign, lettering, picture, notice, or advertisement installed within the Premises shall be installed at Tenant's cost and in compliance with all Laws. Without obtaining Landlord's prior, written consent (which consent may be withheld in Landlord's reasonable discretion) no sign, lettering, picture, notice or advertisement may be placed on any portion of the Premises which is visible from outside the Premises.

          (b) Tenant shall not advertise the business, profession or activities of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto, or use the name of the Building for any purpose other than for identifying Tenant's business address, or use the name of the business park, as it may from time to time be known, in which the Building is located, or use any picture or likeness of the Building in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material, without Landlord's prior consent in writing.

          (c) Tenant shall not place any radio or television antenna on the roof of the Building or on any other part of the Property other than inside the Premises, or operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises. Tenant shall not make noises, cause disturbances or vibrations or use or operate any electrical or electronic devices or other devices that emit sound or other waves or disturbances, or create odors, any of which may be offensive to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere.

                                      19.

          (d) Tenant shall not obstruct sidewalks or entrances in and about the Property. Tenant shall not place objects against doors or windows which would be unsightly from the exterior of the Building, and will promptly remove same upon notice from Landlord. Tenant shall store and dispose of refuse as directed by Landlord, including, without limitation, storing and disposing of all refuse in a neat and clean condition so as not to be visible to members of the public outside the Premises and so as not to create any health or fire hazard. In no event shall Tenant burn any refuse at any time in the Premises or on or about the Property. Tenant shall not:
     (i) leave or store any pallets on or around the loading docks, parking areas or anywhere on the Property outside of the Premises or park any truck trailers in the parking areas on the Land for any purposes (including, without limitation, storage purposes, temporary or permanently; or (ii) store any boxes, materials, goods or equipment anywhere on the Property outside of the Premises. Notwithstanding anything to the contrary herein, Tenant shall be permitted, subject to covenants, rules, regulations and guidelines presently existing or imposed from time to time by the Amhurst Lake Business Park Association, or any committee thereof, including, without limitation, the Declaration of Protective Covenants for Amhurst Lake Business Park, to park truck trailers within the area on the Land which is crosshatched and depicted on Exhibit E attached hereto (the
                                           ---------
     "Trailer Area"), for temporary or permanent (including overnight) storage purposes provided all truck trailers are efficiently placed within the Trailer Area along the south wall of the Building and do not interfere with any truck maneuvering of other tenants within the truck area between the Building and Amhurst Industrial Center II. Landlord covenants that at no time during the Term will any rules or regulations be imposed by the Landlord with respect to the Trailer Area materially affect Tenant's ability to conduct its business

          (e) Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building, and shall not exhibit, sell or offer to sell, use, rent or exchange any item or service in or from the Premises unless expressly included within the Permitted Use.

          (f) Tenant agrees to cooperate reasonably with Landlord to assure the most effective operation of the Building's heating and air conditioning systems, and shall not adjust any controls other than room thermostats installed for Tenant's use or take any action which could jeopardize the warranties covering the heating, ventilating and air conditioning systems.

          (g) Door keys for doors in the Premises will be furnished at the commencement of the Term by Landlord. Tenant shall not affix additional locks on doors without the prior consent of Landlord and shall purchase duplicate keys only from Landlord. At the and of the Term or upon a termination of Tenant's right of possession, Tenant shall return all keys to Landlord and will disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

          (h) Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises (including, without limitation, truck docks) closed and secured.

          (i) Peddlers, solicitors and beggars shall be reported promptly to Landlord.

          (j) Tenant shall not install or operate heavy machinery of a nature not related to the Permitted Use without the written permission of Landlord.

          (k) Tenant shall comply with all covenants, conditions and restrictions of record encumbering or relating to the Property or any portion thereof (including, without limitation, any declaration of covenants, conditions, restrictions and easements encumbering the business park in which the Property is located), and with all reasonable rules and regulations issued from time to time by the Association or by Landlord, provided that the same shall not unreasonably interfere with the conduct of Tenant's business or its enjoyment of the Premises.

          (l) Tenant will not in any manner deface or injure the Property or any part thereof or overload the floors of the Premises.

                                      20.

            (m) Tenant will not use the Premises for lodging or sleeping purposes or for any immoral or illegal purposes.

            (n) Tenant shall not at any time manufacture, sell, use or give away, and shall not at any time permit the manufacture, sale, use or gift of any spirituous, fermented, intoxicating or alcoholic liquors on the Premises or Property. Except for Tenant's and its employees exclusive use of vending machines within the Premises, Tenant shall not at any time sell, purchase or give away, or permit the sale, purchase or gift of, food in any form by or to any of Tenant's agents or employees or any other parties on the Premises or Property.

            (o) In no event shall Tenant permit on the Property flammables or explosives or any other article of an intrinsically dangerous nature, except for any such materials used in the ordinary course of Tenant's business and in accordance with all Laws. If by reason of Tenant's failure to comply with the provisions of this Section, any insurance coverage is jeopardized or insurance premiums are increased, in addition to all other rights and remedies available to Landlord upon a default by Tenant under this Lease, Landlord shall have the right to require Tenant to make immediate payment of the increased insurance premium, if any.

            (p) Tenant shall not introduce, use, handle, generate, treat, transport, store or dispose of, or permit the introduction, use, handling, generation, treatment, transportation, storage or disposal of any Hazardous Materials in, on, under, to, from, around or about the Premises, the Building or the Property, except for Hazardous Materials contained in products which are reasonably and customarily used in the normal course of Tenant's business, such as photocopy machine solutions and cleaning solvents, as long as such Hazardous Materials are only used in compliance with all Laws (without the need for a special permit) and all manufacturer's and supplier's instructions and recommendation, and in quantities and for purposes which are reasonably and customarily used in the normal course of Tenant's business. Tenant shall indemnify, defend and hold harmless Landlord, its partners and their respective officers, directors, shareholders, servants, agents and employees from and against all fines, penalties, liens, suits, procedures, claims, demands, liabilities, damages (including consequential damages), actions, causes of action, costs and expenses of every kind and nature whatsoever (including, without limitation, reasonable attorneys', engineers', experts and consultants' fees and costs of testing, monitoring, remediation, removal and cleanup), contingent or otherwise, known or unknown, incurred or imposed, to the extent arising directly or indirectly out of or in any way connected with Tenant's breach of the covenants set forth in this Section
                                                                       -------
     21(p).  Tenant's obligations under the immediately preceding sentence shall
     -----
     survive the expiration or earlier termination of this Lease and a termination of Tenant's right to possess the Premises.

22.  ESTOPPEL CERTIFICATES: MORTGAGE ISSUES.
     --------------------------------------

     22.1   Estoppel Certificates. Tenant agrees that from time to time upon
            ---------------------
not less than ten (10) business days prior request by Landlord or any Mortgagee, Tenant will deliver to Landlord or such Mortgagee an estoppel certificate substantially in the form of Exhibit F attached hereto and made a part hereof or
                             ---------
in such other form as Landlord or such Mortgagee may reasonably request. In the event Tenant fails or refuses to deliver any such certificate within said 10-business day period, in addition to all other rights and remedies available under this Lease, at law or in equity upon a default by Tenant under this Lease, Tenant shall be deemed to have accepted, agreed with and certified to, each of the statements set forth in any such certificate. Landlord agrees that upon not less than ten (10) business days prior request by Tenant's primary lender or Successor, Landlord will deliver to Tenant and Tenant's primary lender or Successor, as the case may be, an estoppel certificate substantially in the form of Exhibit G attached hereto and made a part hereof or in such other form as
   ---------
Tenant's lender or Successor may reasonably request. In the event Landlord fails or refuses to deliver any such certificate within said 10-business day period, in addition to all other rights and remedies available under this Lease, at law or in equity upon a default by Landlord under this Lease, Landlord shall be deemed to have accepted, agreed with and certified to, each of the statements set forth in any such certificate.

                                      21.

     22.2    Subordination and Attornment.  Landlord may sell the Land and
             ----------------------------
become the tenant under a ground or underlying lease of the Land and this Lease and all rights of Tenant hereunder will then be subject and subordinate to such underlying lease and any extensions or modifications thereof. This Lease and all of Tenant's rights hereunder shall also be subject and subordinate to any mortgage or mortgages (and the liens thereof) now or at any time hereafter in force against the Building, the Land and/or the underlying leasehold estate, and to all advances made or hereafter to be made upon the security thereof; provided, however, that such subordination shall be conditioned upon the Mortgagee under any such mortgage agreeing, in writing, that a foreclosure of such mortgage or the giving of a deed in lieu of foreclosure shall not terminate this Lease, and Tenant may remain In possession of the Premises pursuant to the terms of this Lease, as long as Tenant is not in default beyond the expiration of any applicable cure period set forth in Section 15.1 of this Lease (a "Non-
                                           ------------
Disturbance Agreement"). A Non-Disturbance Agreement may be contained in an instrument signed by the Mortgagee only, or in an agreement entered into by Tenant and any such Mortgagee. For purposes of this Lease, "Mortgagee" shall mean the mortgagee, from time to time, under any mortgage granted by Landlord and now or hereafter encumbering the Property or any portion thereof or interest therein. Tenant hereby acknowledges that as of the date hereof, Bank One, Chicago, NA, 111 N. Canal Street, Chicago, Illinois 60606 is a Mortgagee.
Tenant shall execute such further reasonable instruments subordinating this Lease to any such mortgage or mortgages (and containing such other terms and agreements as are customarily contained in such instruments) as Landlord from time to time may reasonably request, provided that any such instrument contains a Non-Disturbance Agreement. Tenant covenants and agrees that, if by reason of any default on the part of Landlord herein as tenant under said underlying lease, or as mortgagor under any mortgage to which this Lease is subject and subordinate, said underlying lease is terminated or such mortgage is foreclosed by summary proceedings, voluntary agreement or otherwise, Tenant, at the election of the landlord under said underlying lease or the Mortgagee of such mortgage, as the case may be, will attorn to and recognize such landlord or Mortgagee as the "Landlord" under this Lease. Tenant further agrees to execute and deliver at any time upon request of Landlord, any Mortgagee or any party which shall succeed to the interest of Landlord as tenant under said underlying lease, any instrument to evidence such attornment and containing such other terms and agreements as are customarily contained in such instruments. Tenant waives the provision of any law now or hereafter in effect which may give to Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event any proceeding is brought by landlord under said underlying lease or the Mortgagee under any such mortgage to terminate said underlying lease or foreclose such mortgage, as long as any such Mortgagee has provided a Non-Disturbance Agreement. At the election of any Mortgagee (expressed in a document signed by such Mortgagee), such Mortgagee may make all or some of Tenant's rights and interests in this Lease superior to any mortgage held by such Mortgagee and the lien thereof. Landlord will use best efforts to obtain a Subordination, Non-Disturbance and Attornment Agreement from its current Mortgagee in the form attached hereto as Exhibit H as soon as possible
                                                 ---------
after this Lease is executed by Tenant.

     22.3    Notices to Mortgagees.  Tenant agrees to give any Mortgagee, by
             ---------------------
registered mail, a copy of any notice of default served upon Landlord, provided that Landlord shall have provided Tenant with a current address for Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default, then such Mortgagee shall have an additional thirty (30) days within which to cure such default, or if such default cannot reasonably be cured by such Mortgagee within thirty (30) days, such Mortgagee shall have such additional time as may be necessary to cure such default (including, without limitation, time necessary to obtain possession of the Property if possession is necessary to cure such default), and Tenant shall not pursue any remedies it may have for such default and this Lease shall not be terminated, while such cure is being diligently pursued.

     22.4    Quiet Possession.  Upon payment by Tenant of the Rent due
             ----------------
hereunder, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, always subject, however, to the terms and conditions of this Lease.

23.  MISCELLANEOUS.
     -------------

                                      22.

     23.1    Definition of Landlord.  For purposes of this Lease, Landlord shall
             ----------------------
mean Landlord hereinabove named, except that in the event of any sale or other transfer of the Property or the Building, upon the transferee's written assumption of Landlord's obligations under. this Lease, the seller or transferor (and the beneficiaries of any selling or transferring land trust) shall be and hereby is and are entirely freed and relieved of all agreements, covenants and obligations of the Landlord hereunder accruing from and after the effective date of such transfer, and without further agreement between the parties and the purchaser or transferee on any sale or transfer, such purchaser or transferee shall be deemed and held to have assumed and agreed to carry out any and all agreements, covenants and obligations of the Landlord hereunder accruing from and after the effective date of such sale or transfer.

     23.2    Real Estate Broker.  Tenant represents that Tenant has dealt with
             ------------------
no broker in connection with this Lease other than the Broker, and that insofar as Tenant knows, no other broker or finder negotiated this Lease or is entitled to any fee or commission in connection herewith. Tenant agrees to indemnify, defend and hold Landlord and its partners and their respective officers. shareholders, directors, agents and employees free and harmless from and against all claims for broker's commissions or finder's fees by any person claiming to have represented or procured, or to have been engaged by, Tenant in connection with this transaction other than the Broker. Landlord represents that Landlord has dealt with no broker in connection with this Lease other than the Broker and that insofar as Landlord knows, no other broker or finder negotiated this Lease or is entitled to any fee or commission in connection herewith. Landlord agrees to indemnify, defend and hold Tenant and its officers, shareholders, directors, agents and employees free and harmless from and against all claims for broker's commissions or finder's fees by any person claiming to have represented or to have been engaged by Landlord in connection with this transaction. Landlord shall pay Broker all fees and commissions due to Broker in connection with this Lease.

     23.3    Cumulative Remedies.  All rights and remedies of Landlord under
             -------------------
this Lease shall be cumulative, and none shall exclude any other rights and remedies allowed by law.

     23.4    Default Interest.  All payments becoming due to Landlord from
             ----------------
Tenant under this Lease shall be considered as Rent, and if any such payments remain unpaid for more than five (5) business days after written notice of such default, such payments shall bear interest from the date when due until the date paid at a rate of interest per annum equal to five percent (5%) in excess of the rate announced or published from time to time by Harris Trust and Savings Bank at its office in Chicago, Illinois as its prime or equivalent base rate of interest adopted as a general benchmark from which Harris Trust and Savings Bank determines the floating interest rates chargeable on various loans to borrowers from time to time. Landlord's right to receive such interest shall not, in any way, limit any of Landlord's other remedies under this Lease or at law or equity.

     23.5    Grammatical Interpretation.  The word "Tenant" wherever used herein
             --------------------------
shall be construed to mean Tenants in all cases where there is more than one Tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

     23.6    Successors and Assigns.  Each of the provisions of this Lease shall
             ----------------------
extend to and shall, as the case may require, bind or inure to the benefit, not only of Landlord and of Tenant, but also of their respective heirs, legal representatives, successors and assigns, provided this clause shall not permit any assignment contrary to the provisions of Section 10 hereof.
                                             ----------

     23.7    No Oral Modifications.  All of the representations and obligations
             ---------------------
of Landlord and Tenant are contained herein, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord unless contained in a writing signed by Landlord and Tenant or by a duly authorized agent of Landlord or Tenant empowered by a written authorization signed by Landlord or Tenant, as the case may be.

     23.8    Irrevocable Offer; No Option.  In consideration of Landlord's
             ----------------------------
administrative expense in considering this Lease, Tenant's submission to Landlord of this Lease, duly executed by Tenant, shall

                                      23.

constitute Tenant's irrevocable offer to continue for ten (10) business days from and after receipt by Landlord or until Landlord shall deliver to Tenant written notice of rejection of Tenant's offer, whichever shall first occur. If within said 10 business day period Landlord shall neither return this Lease duly executed by Landlord nor so advise Tenant of Landlord's rejection of Tenant's offer, then Tenant shall be free to revoke its offer. Although Tenant's execution of this Lease shall be deemed an irrevocable offer by Tenant, the submission of this Lease by Landlord to Tenant for examination shall not constitute a reservation of or option for the Premises. This Lease shall become effective only upon execution thereof by both parties and delivery thereof to Tenant.

     23.9    No Air Rights.  No rights to light or air over any property,
             -------------
whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

     23.10   Intentionally Deleted.
             ---------------------

     23.11   Landlord's Title.  Landlord's title to the Property is and always
             ----------------
shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord to the Property.

     23.12   Recording Prohibited.  Neither this Lease, nor any memorandum,
             --------------------
affidavit or other writing with respect hereto, shall be recorded in any public record by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

     23.13   Relationship of Parties.  Nothing contained in this Lease shall be
             -----------------------
deemed or construed by the parties hereto or by any third party, to create the relationship of principal and agent, partnership, joint venture or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of lessor and lessee.

     23.14   Limitation of Liability.  Except for actions arising from
             -----------------------
Landlord's fraud or willful misconduct, any claim against, or liability or obligation of, Landlord under this Lease or relating to the Property or the Premises shall be limited solely to and satisfied solely from the interest of Landlord in the Property, and no partner in Landlord, or partner in a partner, shall be individually or personally liable for any claim arising out of this Lease or relating to the Property or the Premises. A deficit capital account of any such partner shall not be deemed an asset or property of Landlord.

     23.15   Excuse for Non-Performance.  Except as expressly provided to the
             --------------------------
contrary in this Lease, this Lease and Tenant's obligation to pay Rent hereunder and to perform all of Tenant's covenants and agreements hereunder shall not be impaired or affected, and Landlord shall not be in default hereunder, if Landlord is unable to fulfill any of its obligations under this Lease because of any Events of Force Majeure.

     23.16   Late Charge.  If any payment or installment of Rent owed by Tenant
             -----------
under this Lease or under the Work Letter is not paid within five (5) business days of the date when due, in addition to the amounts due under Section 23.4
                                                                ------------
hereof, Tenant shall pay, as a late charge, an amount equal to five percent (5%) of the amount overdue for each and every thirty (30) day period or portion thereof that said amount remains unpaid.

     23.17   Parking.  Landlord hereby grants to Tenant, the non-exclusive right
             -------
to use, during the Term, the number of parking spaces on the Property set forth under Section 1.14. Tenant and its agents, employees, customers, guests and
      ------------
invitees shall not use parking spaces on the Property exceeding, at any time, the number of parking spaces permitted under Section 1.14. Tenant agrees to
                                             ------------
comply with all reasonable rules and regulations which Landlord may promulgate from time to time with respect to use of the parking areas on the Property.

                                      24.

     23.18   Riders and Exhibits.  All exhibits and riders attached to this
             -------------------
Lease are made a part hereof and are incorporated herein by reference.

     23.19   Year 2000 Compliance.  Landlord will use reasonable care to
             --------------------
ascertain that systems owned and controlled by Landlord in performing its obligations under this Lease will continue to function beyond December 31, 1999 (the "Y2K Problem"). Landlord cannot, however, assure that all such systems will perform as expected. Moreover, many goods and services received by Tenant are neither owned nor controlled by Landlord including, but not limited to, electricity, water, gas, cable television, telephone, transportation, police and fire protection and other governmental services. Notwithstanding anything to the contrary contained in this Lease, including Section 5, Tenant agrees that Landlord shall have no liability to Tenant for any loss, claim, liability, damage, expense or injury to Tenant or any other person or property resulting from a Y2K Problem unless the same results solely from Landlord's gross negligence or willful misconduct. Any failure of or problems with Landlord's and/or Tenant's systems or equipment attributable to the Y2K Problem shall not release Tenant from or otherwise modify or affect Tenant's duties, obligations and liabilities under this Lease.

24.  SIGNAGE. Prior to the Commencement Date, Landlord shall, at its sole cost,
     -------
install one (1) ground mounted sign (the "Monument Sign") with a panel containing Tenant's name and logo, and such other panels containing names of other tenants at the Property, the order of said names to be determined by Landlord. The Monument Sign shall be located on the Land or such other location mutually agreed to by Landlord and Tenant, provided such location shall also be approved, to the extent required, by the City of Waukegan, the County of Lake and the Illinois Department of Transportation; provided, however, that Landlord may, at its cost, change the location of the Monument Sign from time to time upon not less than thirty (30) days written notice to Tenant, subject to Tenant's prior approval of the new location of the Monument Sign (which approval shall not be unreasonably withheld). The size, color, material, content, manner of installation and general appearance of the Monument Sign (and Tenant's panel thereon) shall comply with all applicable Laws and all covenants, conditions and restrictions of record encumbering the Property and all rules, regulations and guidelines imposed from time to time by the Amhurst Lake Business Park Association (or any subdivision or committee thereof), and shall otherwise be reasonably acceptable to Landlord in its sole discretion. Following the installation of the Monument Sign, Landlord shall keep the Monument Sign in good condition and repair, and the cost thereof shall be included in Operating Expenses.

25.  OPTION TO RENEW TERM.
     --------------------

     25.1   Renewal Option.  Subject to the terms and conditions set forth
            --------------
below in this Section 25, this Lease may be extended at Tenant's option (the
              ----------
"Renewal Option") for five (5) years. Such period is called the "Renewal Term". The Renewal Term shall be upon the same terms, covenants and conditions contained in this Lease (excluding the Work Letter and this Section 25), except
                                                            ----------
for the amount of Base Rent payable during the Renewal Term, which shall be determined in accordance with Section 25.2 below. Any reference in this Lease to
                              ------------
the "Term" shall be deemed to include the Renewal Term and apply thereto, unless it is expressly provided otherwise. Tenant shall have no extension or renewal option other than the Renewal Option. Any termination of this Lease or of Tenant's right of possession shall terminate all of Tenant's rights under this
Section 25.  Tenant shall exercise the Renewal Option by delivering written
----------
notice thereof to Landlord not less than nine (9) months prior to the first day of the Renewal Term. If Tenant fails to deliver any such notice within the time period set forth in the immediately preceding sentence, Tenant shall be deemed to have irrevocably waived its right to exercise the Renewal Option. If Tenant delivers written notice exercising the Renewal Option, such notice shall be irrevocable.

     25.2   Base Rent During the Renewal Term.  The Base Rent during the first
            ---------------------------------
(1st) Lease Year of the Renewal Term shall be based on an annual per square foot rental rate equal to the greater of: (i) one hundred three percent (103%) of the net annual per square foot base rental rate in effect under this Lease during the seventh (7th) Lease Year of the Term, or (ii) ninety-five percent (95%) of the then Prevailing Market Rental Rate (as defined in Subsection 25.4 hereof)
                                                      ---------------
for the Premises, as reasonably determined by Landlord. Thereafter, Base Rent shall increase by three percent (3%) each Lease Year during the

                                      25.

Renewal Term on a cumulative basis. Tenant's obligation to pay Additional Rent (including, without limitation, the Operating Expense Amount) and all other amounts to be paid by Tenant to Landlord under this Lease, shall continue during the Renewal Term.

     25.3    Conditions to Exercising the Renewal Option.  Tenant's right to
             -------------------------------------------
exercise the Renewal Option is subject to the conditions that on the date that Tenant delivers its written notice exercising its Renewal Option: (I) Tenant is not in default under this Lease; (ii) no event has occurred and is continuing which with the giving of notice or the passage of time, or both, would constitute a default under this Lease; and (iii) Tenant shall not have assigned this Lease or sublet more than fifty percent (50%) of the Premises (other than to an Affiliate or Successor). Promptly after Tenant exercises the Renewal Option and the Base Rent to be paid during the Renewal Term is determined, Landlord shall prepare an amendment to this Lease to reflect the extension of this Lease for the Renewal Term on the terms set forth above in this Section. Tenant shall execute and return such amendment to Landlord within fifteen (15) days after its receipt thereof.

     25.4    Prevailing Market Rental Rate.  For purposes of this Lease,
             -----------------------------
"Prevailing Market Rental Rate" shall mean the then prevailing per rentable square foot market rental rate per annum for Base Rent for the Premises based on comparable space and size in the Building and in comparable buildings in the north suburban Chicago metropolitan market area, for fully creditworthy tenants for a comparable term commencing on or about the first day of the Renewal Term.

26.  TRUCK DOCKS. Landlord hereby grants to Tenant the exclusive right to use
     -----------
during the Term the four (4) exterior docks identified in Exhibit I, each of
                                                          ---------
which shall be equipped with 30,000 pound levelators. Landlord shall pay for the initial installation of the levelators.

27.  TENANT IMPROVEMENTS. Subject to the terms of this Section 27, Tenant shall
     -------------------                               ----------
be permitted to amortize the cost of the Tenant Improvements (as defined in the Work Letter) which exceed the allowance of $615,344.00 as more fully set forth in Section 1 of the Work Letter. The cost of the Tenant Improvements which
   ---------
Tenant may amortize shall in no event exceed One Hundred Thousand and 00/100 Dollars ($100,000.00), and shall be amortized over the Term of the Lease (excluding the Renewal Term) at the rate of ten and three-quarters percent (10.75%) per annum. Upon the Landlord's determination of the aggregate costs of the Tenant Improvements, Landlord shall prepare, at Landlord's election, an amendment to this Lease or side letter agreement, evidencing the foregoing and Tenant shall execute and return the amendment or side letter agreement within fifteen (15) days after its receipt thereof. If Tenant does not exercise its option hereunder within a reasonable period of time after the aggregate costs of the Tenant Improvements is determined, the total cost of the Tenant Improvements that exceed $615,344.00 shall be paid to Landlord in accordance with Section 1
                                                                     ---------
of the Work Letter.

                           [Signature Page to Follow]

                                      26.

  IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be duly executed as of the date and year first set forth above.

                                   TENANT:

                                   OMNICELL TECHNOLOGIES, INC., a California corporation

                                   By: /s/ Earl E. Fry
                                      ------------------------------------------
                                   Its: Vice President & Chief Financial Officer
                                       -----------------------------------------

                                   LANDLORD:

                                   AMLI COMMERCIAL PROPERTIES LIMITED
                                   PARTNERSHIP, a Delaware limited partnership

                                   By: AMLI COMMERCIAL PROPERTIES TRUST, a Maryland real estate investment trust, its general partner

                                             By: /s/ Michael Murphy
                                                --------------------------------
                                             Its:___________________________

                                      27.

                                   Exhibit A

                               LEGAL DESCRIPTION



                                     A-1.

                                   Exhibit B

                                  WORK LETTER

     All of the terms and conditions of the Lease are incorporated herein by reference and, except as may be expressly set forth to the contrary in this Work Letter or the Lease, shall apply as fully to this Work Letter as to the Lease. The capitalized terms used but not defined in this Work Letter shall have the meanings ascribed to them in the Lease.

1.   Construction of Tenant Improvements.  Landlord shall, at its sole cost up
     -----------------------------------
to a total cost of $615,344.00, provide the construction material, hardware and equipment and the labor to construct the Tenant Improvements (as hereinafter defined). Tenant shall pay that part of the total cost of the Tenant Improvements that exceed $615,344.00 ($16.00 per square foot of the Building). If the total cost of the Tenant Improvements exceed $615,344.00 based on the Plans (as defined in Paragraph 2 below) approved by Tenant and Landlord pursuant to Paragraph 2 below, subject to the terms of Section 27 of the Lease, Tenant
                                              ----------
shall pay to Landlord such costs in excess of $615,344.00 in one lump sum payment within thirty (30) days after receiving an invoice from Landlord, showing that such excess costs have been paid, together with reasonable supporting documentation of such costs. If the total cost of the Tenant Improvements is less than $615,344.00, Tenant shall receive a credit against monthly Base Rent which credit shall commence on the Commencement Date and shall be utilized towards the first installments of monthly Base Rent due under the Lease; provided, however, that for any one calendar month during the Term, Tenant may not receive a credit against monthly Base Rent of more than one-half (1/2) of the monthly Base Rent due and owing for such month. "Tenant Improvements" means (i) the materials, hardware and equipment to be incorporated into the Premises pursuant to the Plans (as defined below and as the same may be modified pursuant to Section 3 of this Work Letter), and the labor to construct
                     ---------
and install such items, and (ii) the other building standard items described in the Plans, as the same may be modified pursuant to Section 3 of this Work
                                                   ---------
Letter. Landlord shall proceed diligently to cause the Tenant Improvements to be substantially completed substantially in accordance with the Plans and the terms and conditions of the Lease. If Tenant elects to engage an interior designer for the Premises (the "Interior Designer"), Tenant shall have the right to do so, subject to Landlord's reasonable approval, and Tenant shall contract directly with the Interior Designer for the provision of services. All other architects, engineers, contractors, subcontractors, suppliers, manufacturers or materialmen performing services or supplying materials in connection with the design and/or construction of the Tenant Improvements (the "Contractors") shall be selected by Landlord, and shall enter into contracts directly with Landlord for the provision of services and materials. Landlord will make available to Tenant for its review, at Landlord's office, the books and records relating to the total cost of the Tenant Improvements.

2.   The Plans.  Landlord and Tenant have approved the preliminary description
     ---------
of the Tenant Improvements attached to this Work Letter as Schedule 1 and made a
                                                           ----------
part hereof. Landlord will cause to be prepared at Landlord's cost, and Landlord and Tenant shall act in good faith and cooperate with each other to finalize and approve as soon as reasonably possible, the plans, drawings and specifications for the Tenant Improvements based on the description in Schedule
                                                                       --------
1.  If Landlord and Tenant have not approved the final plans, drawings and
-
specifications for the Tenant Improvements within thirty (30) days after the execution and delivery of the Lease by Landlord and Tenant, at the request of either party, any disagreements regarding such final plans, drawings and specifications shall be submitted to and resolved by arbitration in accordance with the rules of the American Arbitration Association. Any such arbitration proceedings shall be conducted in Chicago, Illinois and the cost of such arbitration proceedings shall be split evenly between Landlord and Tenant, provided that each party shall be solely responsible for its own costs and expenses incurred in connection with any arbitration proceedings. The final plans, drawings and specifications for the Tenant Improvements approved by Landlord and Tenant prior to the commencement of construction are collectively referred to as the "Plans".

                                     B-1.

3.   Changes to the Plans.
     --------------------

     3.1  Tenant Changes to the Plans.  Tenant may propose one or more changes
          ---------------------------
to the Plans to Landlord at any time before the Substantial Completion Date (as hereinafter defined), and, as promptly as reasonably practicable after the receipt and approval thereof by Landlord (which approval may be withheld in Landlord's reasonable discretion), Landlord shall provide Tenant with a reasonable written estimate of the delay (if any) in the Substantial Completion Date (which delay shall be a Tenant Delay [as defined below]) and the additional cost (if any) to complete the Tenant Improvements which will result from such change (whether hard costs or soft costs), which costs shall include, without limitation: (i) the actual cost of all materials, supplies, equipment and labor used or supplied in making the proposed change, including general conditions and any contractor's fees; (ii) any architect and engineer fees; (iii) a developer's fee payable to Landlord equal to ten percent (10%) of such additional costs; and
(iv) any other reasonable additional costs and expenses of owning and operating the Premises during the extended construction period (if any) resulting from such change(s). If Tenant falls to approve the estimate within five (5) business days after delivery of same, Tenant shall be deemed to have abandoned its request for such change, and the Tenant Improvements shall be constructed substantially in accordance with the then existing Plans. If Tenant approves the estimate within said 5-day period by signing and returning a copy of Landlord's estimate, Landlord shall diligently cause the Tenant Improvements to be constructed substantially in accordance with the Plans as so revised. If and to the extent there are actual increased costs due to Tenant's changes in the Plans, Tenant shall pay such amount to Landlord within ten (10) business days after Tenant's receipt of an invoice for such amount showing Landlord's payment of such amount, together with reasonable supporting documentation thereof unless the increased costs are covered by the $615,344.00 allowance. Unless requested in writing by Tenant to the contrary, Landlord shall continue with construction of the Tenant Improvements according to the then existing Plans during the pendency of any proposed change in the Plans until such change is approved by Landlord and Tenant as provided above. Any delay resulting from a halt in construction requested in writing by Tenant shall constitute a Tenant Delay.

     If Tenant approves Landlord's estimate of the time and cost of a proposed change to the Plans: (a) Tenant shall be liable for the actual cost of such change, whether or not such actual cost exceeds Landlord's estimate, and (b) Landlord shall not be liable for any delay in the Substantial Completion Date resulting from the requested change, whether or not the delay exceeds Landlord's estimate, and any such delay shall be a Tenant Delay. Upon Tenant's request, Landlord shall provide Tenant with reasonable evidence of the actual cost of such change and the basis for any delay in the Substantial Completion Date resulting from such change.

     If Tenant requests a change to the Plans pursuant to this Section 3.1, and
                                                               -----------
Tenant does not ultimately approve the resulting revised Plans or estimate, Tenant shall promptly reimburse Landlord, as Additional Rent, for any reasonable costs and expenses resulting from such requested changes incurred by Landlord.

     3.2  Landlord Changes to the Plans.  Landlord may make changes to the Plans
          -----------------------------
without Tenant's consent, provided that such changes (i) are necessary to address field conditions, (ii) will not create any additional monetary obligation for Tenant under the Lease, (iii) are in material conformity with the Plans (as they may have been previously revised by permissible Tenant and/or Landlord changes thereto), and (iv) will not result in the use of materials or equipment which are of a materially lesser quality or materially different appearance than those specified in the Plans.

4.   Punchlist Items.  Before Tenant takes occupancy of the Premises, but no
     ---------------
later than five (5) business days after the Substantial Completion Date, Landlord, Landlord's architect, Tenant and at Tenant's election, Tenant's consulting architect or other construction consultants shall conduct an inspection of the Premises, and work in good faith to jointly prepare a punchlist for the Tenant Improvements. Subject to Landlord's obligations for latent defects under Section 8 of the Lease, any items not on such punchlist
                     ---------
shall be deemed accepted by Tenant. Landlord shall complete all punchlist items as soon as reasonably practicable after such punchlist items are finally determined, but in no event later than thirty (30) days following the Commencement Date, subject to long lead times for materials.

                                     B-2.

5.   Representatives of Landlord and Tenant.  Wherever this Work Letter requires
     --------------------------------------
any notice to be given to or by a party, or any determination or action to be made or taken by a party, Landlord's Representative or Tenant's Representative, as the case may be, shall act for and on behalf of such party, and the other party shall be entitled to rely thereon. Either party may designate one or more additional or substitute representatives for all or a specified portion of the provisions of this Work Letter, subject to notice to the other party of the identity of such additional or substitute representative(s).

6.   Delay In the Commencement Date.
     ------------------------------

     6.1  The Substantial Completion Date.  If the Tenant Improvements have not
          -------------------------------
been substantially completed on or before the date set forth in Section 1.8 of
                                                                -----------
the Lease, then the Commencement Date shall be the Substantial Completion Date. The "Substantial Completion Date" shall mean the earliest to occur of: (i)
the date on which both of the following have been satisfied: Landlord receives the City's approval authorizing occupancy of the Premises by Tenant, which approval may take the form of a conditional certificate of occupancy so long as Tenant may occupy the Premises and Tenant has received a "Delivery of Possession Letter from Landlord, or (ii) the date on which both of the following have been satisfied: Landlord's architect issues a certificate to Landlord and Tenant stating that the Tenant Improvements have been substantially completed substantially in accordance with the Plans and Tenant has received a "Delivery of Possession Letter" from Landlord, or (iii) if the substantial completion of the Tenant Improvements has been delayed as a result of one or more Tenant Delays (as defined below), the date on which Landlord would have substantially completed the Tenant Improvements but for such Tenant Delays, as so certified by the Landlord's architect; provided, however, that in no event shall the Substantial Completion Date be earlier than the date set forth in Section 1.8 of
                                                                  -----------
the Lease.

     6.2  Tenant Delays.  "Tenant Delay" shall mean any interruption or delay at
          -------------
any time in the progress of the Tenant Improvements to the extent caused by: (i) Tenant changes to the Plans, including, in addition to delays resulting from the actual execution of such changes to the Plans, any delay occurring because the change to the Plans requested by Tenant expressly requires the design or construction of the Premises to be halted or delayed pending resolution of any request by Tenant for a change to the Plans, whether or not the requested change is ultimately approved by Landlord and/or Tenant; (ii) the performance or non-performance of any work at the Premises by Tenant or any person, firm or corporation employed by Tenant; or (iii) any other act or omission of Tenant (for example, but not by way of limitation, failure to timely respond to requests for information or approval of construction related matters submitted by Landlord [and failure to act in good faith and to cooperate with Landlord in finalizing and approving the Plans pursuant to Section 2 of this Work Letter]).
                                               ---------

     6.3  Force Majeure Delays.  "Force Majeure Delay" shall mean any
          --------------------
interruption or delay at any time in the progress of the Tenant Improvements which is not a Tenant Delay and is the result of any Events of Force Majeure.

     6.4  Notice of Tenant Delays and Force Majeure Delays.  Landlord agrees
          ------------------------------------------------
that it shall exercise reasonable efforts to provide Tenant with written notice of any Tenant Delay or Force Majeure Delay (and the expected length of the applicable delay) as soon as reasonably practicable following the date Landlord has been notified of any such delay; provided, however, that Landlord's failure to furnish such notice shall in no event be deemed to a waiver by Landlord of the Tenant Delay or Force Majeure Delay or otherwise affect the operation of this Section 6.
     ---------

7.   Governmental Approvals.  Landlord shall use reasonable and diligent efforts
     ----------------------
to obtain all governmental licenses, permits and approvals necessary for the construction of the Tenant Improvements. If Landlord is unable to obtain any permit, license or approval from any governmental authority necessary for the construction of the Tenant Improvements and after notice thereof to Tenant, Tenant, within thirty (30) days after said notice, fails or is unable to take any action to cause such permit, license or approval to be issued, Landlord may elect to terminate the Lease upon written notice to Tenant delivered within thirty (30) days after agreement upon the final Plans, upon which termination Landlord shall return to Tenant any Security Deposit and Base Rent in Landlord's possession, and thereafter Landlord shall have no further liability to Tenant hereunder or under the Lease.

                                     B-3.

8.   Access by Tenant Prior to Commencement Date.  Landlord will permit Tenant
     -------------------------------------------
and Tenant's agents, suppliers, contractors and workmen to enter the Premises prior to the completion of the Tenant Improvements to enable Tenant to do such other things as maybe required by Tenant to make the Premises ready for Tenant's occupancy, provided that Tenant shall fully perform and comply with each of the following covenants, conditions and requirements:

          (a) Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees, shall work in harmony and not interfere with Landlord and Landlord's agents in performing the Tenant Improvements or work for other tenants and occupants of the Building, and if at any time such entry shall in the reasonable judgment of Landlord cause or threaten to cause disharmony or interference, Landlord shall have the right to withdraw such permission upon twelve (12) hours written notice.

          (b) Tenant agrees that any such entry into the Premises shall be deemed to be under all of the terms, covenants, conditions, and provisions of the Lease except the covenant to pay Rent, and further agrees that in connection therewith Landlord shall not be liable in anyway for any injury, loss or damage which may occur to any of Tenant's work or installations made in the Premises or to property placed therein prior to the Commencement Date, the same being at Tenant's sole risk, except to the extent that any such injury, loss or damage is caused by the gross negligence or willful misconduct of Landlord or any of its agents, employees, contractors or representatives. In addition, Tenant shall require all entities performing work on behalf of Tenant to provide protection for existing improvements to an extent that is reasonably satisfactory to Landlord and shall allow Landlord access to the Premises, for inspection purposes, at all times during the period when Tenant is undertaking construction activities therein. In the event any entity performing work on behalf of Tenant causes any damage to the Tenant Improvements or the property of Landlord or others, Tenant shall cause such damage to be repaired at Tenant's or such entity's expense, and if Tenant fails to cause the commencement of the repair of such damage promptly upon Landlord's demand therefor, Landlord may in addition to any other rights or remedies available to Landlord under the Lease or at law or equity cause such damage to be repaired, in which event Tenant shall, within ten (10) business days of receiving Landlord's invoice, together with reasonable supporting documentation of such costs, pay to Landlord the cost of such repairs as Additional Rent.

          (c) All contractors and subcontractors shall use only those entrances designated by Landlord for ingress and egress of personnel, and the delivery and removal of equipment and material through or across any common areas of the Building or parking areas on the Property shall only be permitted with the written approval of Landlord and during hours reasonably determined by Landlord. Landlord shall have the right to order Tenant or any contractor or subcontractor who violates the above requirements to cease work and remove it, its equipment, and its employees from the Building and the Property.

          (d) During the performance of Tenant's work and Tenant's fixturing, Landlord may provide trash removal service from a location reasonably designated by Landlord. Tenant shall be responsible for breaking down boxes and placing trash in Landlord's containers at such designated location. Tenant shall accumulate its trash In containers supplied by Tenant and Tenant shall not permit trash to accumulate within the Premises or in the corridors or public areas adjacent to the Premises. Tenant shall cause each entity employed by it to perform work on the Premises to abide by the provisions of this Work Letter as to the storage of trash and shall require each such entity to make reasonable efforts to perform its work in a way that dust and dirt is contained entirely within the Premises and not within any other portion of the Building, and shall cause Tenant's contractors to leave the Premises broom clean at the end of each day. Should Landlord reasonably deem it necessary to remove Tenant's trash because of accumulation, an additional charge to Tenant will be on a time and material basis.

          (e) Tenant agrees that all services and work performed on the Premises by, on behalf of, or for the account of Tenant, including installation of materials and personal property

                                     B-4.

     delivered to the Premises shall be done in a first-class workmanlike manner using only good grades of material, shall be performed in accordance with Laws, and, to the extent the services and work are performed on the Premises prior to the Commencement Date, such services and work shall be performed only by persons covered by a collective bargaining agreement with the appropriate trade union.

          (f) Tenant agrees to protect, indemnify, defend and hold harmless Landlord and its partners, and their respective officers, directors, shareholder, agents and employees from and against any and all losses, damages, liabilities, claims, liens, costs and expenses, including reasonable attorneys' fees, of whatever nature, including those to the person and property of Tenant, its employees, agents, invitees, licensees and others arising out of or in connection with the activities of Tenant or Tenant's contractors in or about the Premises or the Property undertaken pursuant to any entry under this Section 8. and the cost of any repairs to
                                      ---------
     the Premises or the Property necessitated by such activities of Tenant or Tenant's contractors.

          (g) Tenant shall secure, pay for, and maintain during the continuance of its work within the Premises, policies of insurance with such coverages and such amounts as Landlord may reasonably require, which policies shall be endorsed to include Landlord and its contractors and their respective employees and agents and any Mortgagee as additional insured parties, and which shall provide thirty (30) days prior written notice of any alteration or termination of coverage. Tenant shall not permit Tenant's contractors to commence any work until all required insurance has been obtained by Tenant and certificates evidencing such coverage have been delivered to and approved by Landlord in writing.

9.   Termination of Work Letter; Survival of Terms.  Landlord and Tenant
     ---------------------------------------------
acknowledge and agree that the provisions of this Work Letter are intended and designed to govern certain rights and obligations of the parties relating to the construction of the Tenant Improvements and other matters prior to the Commencement Date. Accordingly, except as hereinafter set forth in this Section
                                                                         -------
9, from and after the Commencement Date, the terms and provisions of this Work
-
Letter shall become null and void and of no further force or effect. Notwithstanding anything to the contrary in this Section 9, however, the
                                                 ---------
following provisions shall not terminate and shall continue in full force and effect after the Commencement Date, and shall survive the Commencement Date:
Sections 1 and 4 (both of which * shall terminate at such time as all punchlist
----------------
items have been completed and all claims in connection therewith have been satisfied In full); Sections 8(b), 8(e), 8(f), 9 and 10 (which shall remain in
                    -----------------------------------
effect for the duration of the Term); and Section 11 (which shall terminate at
                                          ----------
such time as the parties have executed the Confirmatory Memorandum).

10.  Application of Work Letter.  This Work Letter shall not be applicable to
     --------------------------
any space added to the Premises or in the event of a renewal or extension of the Term of the Lease or the exercise of any expansion option granted to Tenant pursuant to the Lease.

11.  Confirmatory Memorandum.  At the request of either party, at such time
     -----------------------
as the Substantial Completion Date has been finally determined, the parties shall jointly execute a written memorandum in the form attached to this Work Letter as Schedule 2, and such memorandum shall be attached to and become a part
          ----------
of the Lease.

                                     B-5.

                                  SCHEDULE 1

                      DESCRIPTION OF TENANT IMPROVEMENTS
                      ----------------------------------

Project No: 9718-9 prepared by Gordon, Wigodner, Chin & Associates, Ltd.

Preliminary Space Plan, Sheet No. SP-1 dated 3-8-99, 3-25-99, 3-29-99 and
4-8-99.

                                     B-6.

                                  SCHEDULE 2

                        Form of Confirmatory Memorandum
                        -------------------------------

  ____________________ ("Landlord") and __________________ ("Tenant") hereby execute and deliver this Confirmatory Memorandum pursuant to Section 11 of the Work Letter attached as Exhibit B to that certain Lease between Landlord and Tenant dated ______, 199__.

1. This Confirmatory Memorandum is for the convenience and reference of the parties. The provisions of the Lease and the Work Letter shall be valid and given their full force and effect with respect to the terms contained in this Confirmatory Memorandum, notwithstanding the failure or refusal of either party to execute this document.

2.   Landlord and Tenant further agree and acknowledge as follows:


     (a) the Substantial Completion Date occurred on _____________, 199__ and

     (b) the Commencement Date occurred on ____________, 199__

     Executed and delivered as of ____________, 199__



                              TENANT:

                              _________________________________

                              By:  ____________________________

                              Its: ____________________________


                              LANDLORD:

                              _________________________________

                              By:______________________________

                              Its:_____________________________


                                     B-7.

                                   Exhibit C

                         LEGAL DESCRIPTION OF THE LAND

PARCEL 11: LOT 281 IN AMHURST INDUSTRIAL CENTER RESUBDIVISION, BEING A RESUBDIVISION OF LOTS 79 THROUGH 94, BOTH INCLUSIVE, IN AMHURST LAKE BUSINESS PARK PHASE ONE, BEING A SUBDIVISION OF PARTS OF THE SOUTHWEST 1/4 OF SECTION 31, TOWNSHIP 45 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 45 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, THE NORTHEAST 1/4 OF SECTION 1, TOWNSHIP 44 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THE NORTHWEST 1/4 OF SECTION 6, TOWNSHIP 44 NORTH, RANGE 12, EAST OF THE THIRD PRINCIPAL MERIDIAN, RECORDED SEPTEMBER 7, 1989 AS DOCUMENT 2828136, AND THE CERTIFICATE OF CORRECTION THEREOF RECORDED OCTOBER 3, 1989 AS DOCUMENT 2837031; AND LOTS 224 THROUGH 252, BOTH INCLUSIVE, IN AMHURST LAKE BUSINESS PARK PHASE FIVE, BEING A SUBDIVISION OF PART OF THE NORTH 1/2 OF SECTION 1, TOWNSHIP 44 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, AND PART OF THE SOUTH 1/2 OF SECTION 36, TOWNSHIP 45 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, RECORDED APRIL 2, 1996 AS DOCUMENT 3805401; ACCORDING TO THE PLAT OF SAID RESUBDIVISION RECORDED MARCH 18, 1998 AS DOCUMENT 4103113, IN LAKE COUNTY, ILLINOIS.

                                     C-1.

                                   Exhibit D

                             LANDLORD'S INSURANCE

                                     D-1.

                                   Exhibit E

                                 TRAILER AREA

                                     E-1.

                                   Exhibit F

                        FORM OF TENANT ESTOPPEL LETTER


Lease Date:     ____________, 199__
----------

Landlord:
--------        ________________________________

Tenant:
------          ________________________________

Premises:       Unit No. ________,______________
--------

Rentable Area:  ____________________ square feet.
-------------

The undersigned, being the Tenant Under the above-described Lease hereby certifies to _____________ _________________ ("Lender" or "Purchaser") as
follows:

1. The Lease requires monthly base rent installments of $_______ each, commencing on _____, 19___.

2. No advance rental or other payment has been made in connection with the Lease.

3. A security deposit in the amount of $ _____ is being held by Landlord, which amount is not subject to any setoff or reduction or to any increase for interest or other credit due to Tenant. The Lease is or ___________ is not (check applicable provision) guaranteed by a third party. If the Lease is guaranteed by a third party, the name of the guarantor is _________________

4. The Lease is a valid lease and is in full force and effect. Attached hereto is a true and complete copy of the Lease and all amendments thereto and other agreements relating to the Lease and the rent payable thereunder, which documents represent the entire agreement between the parties.

5. There is no existing default by Landlord, or to Tenant's knowledge, by Tenant under the Lease, and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute an event of default by Landlord, or to Tenant's knowledge, by Tenant, under the Lease.

6. The Lease provides for a primary term of _______ (__) months, commencing on ________, 19__ and ending on ________, 19__. The Lease contains an option for
_______ (__) additional terms of _______ (__) years each upon the terms and conditions as set forth in the Lease.

7. There are no actions, voluntary or involuntary, pending against Tenant under the bankruptcy laws of the United States or any state thereof.

8. Tenant is entitled to no rent concessions under the Lease other than the following:

9. All construction work to be completed to date by Landlord in the Premises has been completed.

10. Tenant has obtained or will obtain all necessary licenses and permits to carry on its business at the Premises prior to opening for business.

11. Tenant has received no notice of any claim, litigation or proceeding, pending or threatened, against or relating to Tenant that would adversely affect Tenant's ability to fulfill its obligations under the Lease or with respect to the Premises. Tenant has received no notice of, and has no knowledge of, any violations of any federal, state, county or municipal statutes, laws, codes, ordinances, rules, regulations,

                                     F-1.

orders, decrees or directives relating to the use or condition of the Premises or Tenants operation thereon. Tenant has received no notice from any governmental body or agency or from any person or entity with respect to any actual or threatened taking of the Property or any portion thereof for any public or quasi-public purpose by the exercise of condemnation or eminent domain.

     This certification is made knowing that [Lender] [Purchaser] is relying upon the representations herein made.

                                        TENANT:

                                        _______________________________________

*****

                                   Exhibit G

                       FORM OF LANDLORD ESTOPPEL LETTER

Lease Date:  ____________, 199__
----------

Landlord:    ______________________________
--------

Tenant:      ______________________________
------

Premises: Unit No. ________,_______________
--------

Rentable Area:  _______________ square feet.
-------------

The undersigned, being the Landlord Under the above-described Lease hereby certifies to __________________________ ("Lender" or "Successor") as follows:

1. The Lease requires monthly base rent installments of $_______ each, commencing on _____, 19___.

2. A security deposit in the amount of $ _____ is being held by Landlord, which amount is not subject to any setoff or reduction or to any increase for interest or other credit due to Tenant.

3. The Lease is a valid lease and is in full force and effect. Attached hereto is a true and complete copy of the Lease and all amendments thereto and other agreements relating to the Lease and the rent payable thereunder, which documents represent the entire agreement between the parties.

4. There is no existing default by Tenant, or to Landlord's knowledge, by Landlord under the Lease, and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute an event of default by Tenant, or to Landlord's knowledge, by Landlord, under the Lease.

5. The Lease provides for a primary term of _______ (__) months, commencing on ________, 19__ and ending on ________, 19__. The Lease contains an option for
_______ (__) additional terms of _______ (__) years each upon the terms and conditions as set forth in the Lease.

6. There are no actions, voluntary or involuntary, pending against Tenant under the bankruptcy laws of the United States or any state thereof.

7. Landlord has received no notice of any claim, litigation or proceeding, pending or threatened, against or relating to Landlord that would adversely affect Landlord's ability to fulfill its obligations under the Lease or with respect to the Premises. Landlord has received no notice of, and has no knowledge of, any violations of any federal, state, county or municipal statutes, laws, codes, ordinances, rules, regulations, orders, decrees or directives relating to the use or condition of the Premises. Landlord has received no notice from any governmental body or agency or from any person or entity with respect to any actual or threatened taking of the Property or any portion thereof for any public or quasi-public purpose by the exercise of condemnation or eminent domain.

  This certification is made knowing that [Lender] [Successor] is relying upon the representations herein made.

                                        LANDLORD:

                                        _______________________________________

                                     G-1.

                                   Exhibit H

        FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS INSTRUMENT WAS PREPARED BY AND                  This space is reserved for
AFTER RECORDING RETURN TO:                           Recorder's use only.


Rudnick & Wolfe
203 North LaSalle Street
Suite 1800
Chicago, Illinois 60601
Attn: C. Olivia Martinez, Esq.
                                                ________________________________

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS SUBORDINATION, NON-DISTURBANCE ATTORNMENT AGREEMENT (the "Agreement") is made as of the _____ day of ____________, 1998, between Bank One, Illinois, NA ("Bank One"), as agent (Bank One, in such capacity, being the "Agent") for the Banks (as such term is defined in the Credit Agreement), which has an office of 200 South Wacker Drive, Chicago, Illinois 60603, and _____________________ ("Tenant"), which has an office at _______________________________.

                                   RECITALS

     A. Tenant has entered into that certain lease agreement dated April 1, 1997 with AMLI ("Original Landlord"), as Lessor, which lease agreement covers certain premises (the "Premises") in that certain real property (the "Property") commonly known as Windham Industrial Center I and more particularly described in Exhibit A attached hereto and made a part hereof (herein, said lease agreement, together with any and all amendments, modifications, extensions, renewals, consolidations and replacement thereof now existing or hereafter entered into, are collectively referred to herein as the "Lease");

     B. The Lessor's interest under the Lease has been assigned by the Original Landlord to AMLI Commercial Properties Limited Partnership ("Landlord");

     C. Pursuant to that certain Credit Agreement dated as of _______, 1998 (the "Credit Agreement") among Landlord, the Banks (as such term is defined in the Credit Agreement) and Bank One as Agent for the Banks, the Banks have agreed to make loans (the "Loans") to Landlord in an outstanding principal amount up to $50,000,000, to be secured by the lien of a mortgage from Landlord to the Agent (herein, together with all amendments, modifications, extension, renewals, consolidations and replacements thereof now existing or hereafter entered into, collectively referred to as the "Mortgage") on the Property; and

     D. Tenant has agreed to subordinate the Lease to the lien of the Mortgage and the Agent has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the Premises and of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

                                     H-1.

     1.   Subordination. The Lease (including all of the terms, covenants and
          -------------
provisions thereof) is and shall be subject and subordinate in all respects to the Mortgage, to the full extent of any and all amounts from time to time secured thereby and interest thereon, all with the same force and effect as if the Mortgage had been executed, delivered and recorded prior to the execution and delivery of the Lease.

     2.   Attornment. Tenant, for itself and its successors and assigns, agrees
          ----------
that it will attorn to and recognize any purchaser of the Property at a foreclosure sale under the Mortgage or any transferee who acquires the Property by deed in lieu of foreclosure or otherwise, and the successors and assigns of such purchaser or transferee, as its landlord for the unexpired balance (and any extensions or renewals, if previously, at that time or thereafter exercised by Tenant) of the term of the Lease upon the same terms and conditions set forth in the Lease.

     3.   Non-Disturbance. The Agent, for itself and its successors and assigns,
          ---------------
for any purchaser at a foreclosure sale under the Mortgage, for any transferee who acquires the Property by deed in lieu of foreclosure or otherwise, and for the successors and assign of such purchaser and transferee (herein, the Agent and each such other party is called a "New Landlord"), hereby covenants and agrees with Tenant that if the Agent or other New Landlord shall commence any proceedings to foreclose the Mortgage for any reason whatsoever or shall succeed to the interest of Landlord by foreclosure, deed in lieu thereof or otherwise, provided Tenant is not then in default (after expiration of any applicable grace period) under the Lease, and so long as Tenant is not in default (after expiration of any applicable grace period) under the Lease, that: (a) Tenant shall not be named as a party defendant in any foreclosure action unless Tenant is deemed to be a necessary party; (b) subject to the next succeeding grammatical paragraph, the Lease, in accordance with its terms, shall remain in full force and effect as direct indenture or lease between the Agent, or such other New Landlord (as the case may be), and Tenant, with the same force and effect as if originally entered into with the Agent, or such other New Landlord (as the case may be); and (c) Tenant's possession of the Premises and Tenant's rights and privileges under the Lease shall not be diminished, interfered with or disturbed by such Agent or such other New Landlord by such foreclosure under the Mortgage or by any such attempt to foreclose or to succeed to the interests of Landlord by foreclosure, deed in lieu thereof or otherwise.

     If the Agent or any other New Landlord shall succeed to the Interest of Landlord under the Lease, Tenant agrees as follows:

          (a) The Agent or such other New Landlord shall not be: (i) subject to any credits, offsets, defenses, claims or counterclaims which Tenant might have against any prior landlord (including Landlord); (ii) bound by any rent or additional rent which Tenant shall have paid more than one (1) month in advance to any prior landlord (including Landlord); or (iii) bound by any covenant to undertake or complete any improvement to the Premises or the Property.

          (b) No New Landlord (including, without limitation, Agent) shall be liable for: (i) any act or omission of any prior landlord (including Landlord);
(ii) return of any security deposit made by Tenant to Landlord unless such New Landlord shall have actually received such security deposit from Landlord; or
(iii) any payment to Tenant of any sums, or the granting to Tenant of any credit, in the nature of a contribution towards the cost of preparing, furnishing or moving into the Premises or any portion thereof; and

          (c) Tenant shall look solely to the Property for recovery of any judgment or damages from the Agent or such other New Landlord, and neither the Agent, such other New Landlord, any partner, officer, director, shareholder or agent of them or any successor or assign of any of the foregoing shall have any personal liability, directly or indirectly, under or in connection with the Lease or this Agreement or any amendment or amendments to either thereof made at any time or times, heretofore or hereafter, and Tenant hereby forever and irrevocably waives and releases any and all such personal liability. The limitation of liability provided in this paragraph is in addition to, and not in limitation of, any limitation on liability applicable to the Agent or such other New Landlord provided by law or by any other contract, agreement or instrument.

                                      2.

     4.   Landlord's Default. Tenant hereby agrees to provide the Agent with
          ------------------
written notice of any casualty damage to the Premises and any default under the Lease by the Landlord and to provide the Agent thirty (30) days to remedy such default prior to exercising any right or remedy of Tenant under the Lease. Notwithstanding the foregoing, Tenant agrees that the Agent shall have no obligation to remedy any such default.

     5.   Estoppel Certificate. Tenant agrees at any time and from time to time
          --------------------
to execute, deliver and acknowledge to Landlord, to the Agent or to any third party designated by Landlord or by the Agent within ten (10) days following Landlord's or the Agent's written request therefor, (a) a statement in writing certifying that the Lease is in full force and effect, that Landlord is not in default thereunder (or specifying any defaults by Landlord which Tenant alleges), that rent has not been prepaid more than one (1) month in advance, and specifying any further information about the Lease or the Premises which Landlord or the Agent or said third party may reasonably request; (b) a statement in writing, that Tenant will recognize the Agent as assignee of the Landlord's rights under the Lease; and (c) a statement in writing acknowledging or denying receipt of notice of any conditional or security assignment of the Lease to any third party. Tenant understands that the Agent and/or prospective purchasers, other agents or lessors of the Premises or any part thereof will rely on such certificates. Tenant's obligation to deliver such certificates within ten (10) days as described above is a material obligation of Tenant hereunder and under the Lease.

     6.   Further Subordination. Tenant, for itself and its successors and
          ---------------------
assigns, agrees that, without the prior written consent of the Agent, Tenant will not (a) enter into any subordination agreement with any person other than the Agent; or (b) agree to attorn to or recognize any purchaser of the Property at any foreclosure sale under any lien other than that of the Mortgage or any transferee who acquires the Property by deed in lieu of foreclosure or otherwise under any lien other than that of the Mortgage (provided, however, that this provision shall not be deemed to constitute the Agent's consent to the placing of any lien other than the Mortgage on the Property).

     7.   Insurance Proceeds and Condemnation Awards. Tenant hereby agrees that
          ------------------------------------------
any interest of Tenant in any insurance, condemnation or eminent domain proceeds or awards made with respect to any interest in the Premises shall be subordinate to the interests of Agent in such proceeds or awards. Tenant will neither seek nor accept insurance, any condemnation or eminent domain proceeds or awards made with respect to any interest in the Premises until all amounts secured by the Mortgage have been paid in full. However, Tenant reserves the right to make a separate claim for trade fixtures and moving expenses if separately allocated.

     8.   Notice. Each notice, demand or other communication in connection with
          ------
this Agreement shall be in writing and shall be deemed to be given to and served upon the addressee thereof on the earlier of (a) actual delivery to such addressee at its address set out above, or (b) the third business day after the deposit thereof in the United States mails, registered or certified mail, return receipt requested, first class postage prepaid, addressed to such addressee at its address set out above. By notice complying with this section, any party from time to time may designate a different address in the forty-eight (48) contiguous continental United States as its address for the purpose of the receipt of notice hereunder.

     9.   Binding Effect. This Agreement shall be binding upon the Tenant and
          --------------
its successors and assigns and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns.

     10.  Recording. The parties hereto agree that this Agreement may be
          ---------
recorded in the public records of the county in which the Property is located.

     11.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and by each of the undersigned on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                                      3.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this document as of the day and year first above written.

                                        TENANT:


                                        ________________________________


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        AGENT:

                                        BANK ONE, ILLINOIS, NA

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                                      4.

STATE OF ILLINOIS        )
                         )    SS.
COUNTY OF COOK           )

     I, ___________________, a notary public in and for said county, in the State aforesaid, DO HEREBY CERTIFY that________________________________________
personally known to me to be the ___________________of_____________________ and
personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such, he/she signed and delivered said instrument pursuant to proper authority given, as his/her free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ____day of ________, 1999.


                                        ________________________________________
                                                      Notary Public
                                                         [Seal]

     My Commission expires:

                                      5.

STATE OF ILLINOIS        )
                         )    SS.
COUNTY OF COOK           )

     I, ___________________, a notary public in and for said county, in the State aforesaid, DO HEREBY CERTIFY that________________________________________
personally known to me to be the _________________________ of _________________
and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such, he/she signed and delivered said instrument pursuant to proper authority given, as his/her free and voluntary act, and as the free and voluntary act and deed of said entity, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this ____day of ________, 1998.



                                        ________________________________________
                                                      Notary Public
                                                         [Seal]

     My Commission expires:

                                      6.

                                   Exhibit I

                                  TRUCK DOCKS

                                     I-1.